                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                                File No. 2-13017
                                                                File No. 811-750

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [X]

         Pre-Effective Amendment No.                                        [ ]
                                                  ---------
         Post-Effective Amendment No.                125                    [X]
                                                  ---------

                                     AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [X]

         Amendment No.                               125
                                                  ---------


                         DELAWARE GROUP EQUITY FUNDS II
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

  2005 Market Street, Philadelphia, Pennsylvania                  19103-7094
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                      (Zip Code)

Registrant's Telephone Number, including Area Code:               (800) 523-1918
                                                                  --------------

  Richelle S. Maestro, Esquire, 2005 Market Street, Philadelphia, PA 19103-7094
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                          February 23, 2004
                                                              -----------------

It is proposed that this filing will become effective:

     [ ]     Immediately upon filing pursuant to paragraph (b)
     [X]     On February 23, 2004 pursuant to paragraph (b)
     [ ]     60 days after filing pursuant to paragraph (a)(1)
     [ ]     On (date) pursuant to paragraph (a)(1)
     [ ]     75 days after filing pursuant to paragraph (a) (2)
     [ ]     On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                    CONTENTS

This Post-Effective Amendment No. 125 to Registration File No. 2-13017 includes the following:


         1. Facing Page

         2. Contents Page

         3. Part A - Prospectuses

         4. Part B - Statement of Additional Information

         5. Part C - Other Information

         6. Signatures

         7. Exhibits

                                       Delaware
                                       Investments(SM)
                                       --------------------------------------
VALUE-EQUITY                           A member of Lincoln Financial Group(R)






Prospectus  FEBRUARY 23, 2004
--------------------------------------------------------------------------------
            DELAWARE DECATUR EQUITY INCOME FUND
            CLASS A o CLASS B o CLASS C o CLASS R











THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of contents

....................................................................
Fund profile                                               page 2
Delaware Decatur Equity Income Fund                             2
....................................................................
How we manage the Fund                                     page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Fund                              7
....................................................................
Who manages the Fund                                       page 8
Investment manager                                              8
Portfolio managers                                              8
Who's who?                                                      9
....................................................................
About your account                                        page 10
Investing in the Fund                                          10
   Choosing a share class                                      10
Dealer compensation                                            12
How to reduce your sales charge                                13
How to buy shares                                              14
Retirement plans                                               15
How to redeem shares                                           16
Account minimums                                               17
Special services                                               18
Dividends, distributions and taxes                             19
....................................................................
Financial highlights                                      page 20
....................................................................
Glossary                                                  page 22

Profile: Delaware Decatur Equity Income Fund

What is the Fund's goal?

Delaware Decatur Equity Income Fund seeks total return. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund
o  Investors with long-term financial goals.
o  Investors looking for growth potential combined with regular income.
o Investors looking for supplemental quarterly income from an investment that also offers possible protection against inflation.

Who should not invest in the Fund
o  Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o  Investors seeking an investment primarily in fixed-income securities.

What are the Fund's main investment strategies? Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. We invest primarily in income-producing stocks of large, well-established companies. Typically, we consider buying a stock when we believe it is undervalued and has the potential to increase in price over time. We consider the financial strength of the company, its management and any developments affecting the security, the company or its industry. The Fund's 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

Delaware Decatur Equity Income Fund also may invest up to 15% of its net assets in high-yield, higher risk corporate bonds, commonly known as junk bonds. These bonds involve the risk that the issuing company may be unable to pay interest or repay principal. However, they can offer high income potential which we believe can make a positive contribution to the Fund's performance.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock and bond prices which could be caused by a drop in the stock market, interest rate changes, problems in the economy or poor performance from particular companies or industries.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 7.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Decatur Equity Income Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Delaware Decatur Equity Income Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years, as well as average annual returns of all shares for one-year, five-year and ten-year or lifetime periods, as applicable. The Fund's past performance does not necessarily indicate how it will perform in the future.

Year-by-year total return (Class A)

                            [Graphic Omitted: Chart]

 -0.76%  32.85%  20.31%  29.71%   9.87%  -3.66%   9.48%  -3.84% -19.03%  27.69%
--------------------------------------------------------------------------------
  1994    1995    1996    1997    1998    1999    2000    2001    2002    2003

During the periods illustrated in this bar chart, Class A's highest quarterly return was 17.36% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.85% for the quarter ended September 30, 2002.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

                                                                                                                      10 years or
Average annual returns for periods ending 12/31/03                                                 1 year    5 years   lifetime**
---------------------------------------------------------------------------------------------------------------------------------
                                                   Class A return before taxes                     20.34%     -0.24%      8.37%
                                                   Class A return after taxes on distributions     20.10%     -0.95%      5.74%
                                                   Class A return after taxes on distributions
                                                      and sale of Fund shares                      13.51%     -0.60%      5.81%
                                                   Class B return before taxes*                    22.83%     -0.22%      8.47%
                                                   Class C return before taxes*                    25.82%      0.20%      7.04%
                                                   Class R return before taxes                        N/A        N/A     14.19%
                                                   S&P 500 Index (reflects no deduction for fees,
                                                      expenses or taxes)                           28.67%     -0.57%     11.06%

  The Fund's returns above are compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

  After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

 *Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns for Class B would be 26.83%, 0.20% and 8.47% for the one-year, five-year and lifetime periods, respectively. Returns for Class C would be 26.82%, 0.20% and 7.04% for the one-year, five-year and lifetime periods, respectively.

**Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception dates for the Class B, Class C and Class R shares of the Fund were September 6, 1994, November 29, 1995 and June 2, 2003, respectively. The S&P 500 Index return is for 10 years. Index returns for Class B, Class C and Class R lifetime periods were 11.85%, 9.54% and 15.14%, respectively.


What are the Fund's fees and expenses?    CLASS                                          A           B             C          R
---------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly      Maximum sales charge (load) imposed on
from your investments when you buy or        purchases as a percentage of
sell shares of the Fund. You do not pay      offering price                          5.75%        none          none       none
sales charges when you buy or sell
Class R shares.                              Maximum contingent deferred sales
                                             charge (load) as a percentage of
                                             original purchase price or
                                             redemption price, whichever is lower     none(1)    4.00%(2)      1.00%(3)    none

                                          Maximum sales charge (load) imposed
                                             on reinvested dividends                  none        none          none       none

                                          Redemption fees                             none        none          none       none

                                          Exchange fees(4)                            none        none          none       none
---------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are        Management fees                            0.63%       0.63%         0.63%      0.63%
deducted from the Fund's assets.
                                          Distribution and service (12b-1) fees(5)   0.26%       1.00%         1.00%      0.60%

                                          Other expenses                             0.31%       0.31%         0.31%      0.31%

                                          Total operating expenses                   1.20%       1.94%         1.94%      1.54%


                                          CLASS(7)             A           B            B             C            C           R
                                                                            (if redeemed)              (if redeemed)
---------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you      1 year            $690        $197         $597          $197         $297        $157
compare the cost of investing in the
Fund to the cost of investing in other    3 years           $934        $609         $884          $609         $609        $486
mutual funds with similar investment
objectives. We show the cumulative        5 years         $1,197      $1,047       $1,272        $1,047       $1,047        $839
amount of Fund expenses on a
hypothetical investment of $10,000 with   10 years        $1,946      $2,072       $2,072        $2,264       $2,264      $1,834
an annual 5% return over the time
shown.(6) This is an example only, and
does not represent future expenses,
which may be greater or less than those
shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

(4) Exchanges are subject to the requirements of each fund in the Delaware Investments Family of Funds. A front-ends sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(5) The Board of Trustees adopted a formula for calculating 12b-1 plan expenses that went into effect on May 2, 1994. Under this formula, 12b-1 plan expenses for Class A shares will not be more than 0.30% or less than 0.10%. Class B and Class C shares are subject to a 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets.

(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities that we believe are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goal.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Delaware Decatur Equity Income Fund is a total return fund that invests primarily in stocks, but also may invest in corporate bonds. It strives to provide high current income and capital appreciation to its shareholders.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. We invest primarily in the common stocks of established companies that we believe have long-term total return potential. The Fund pursues what is generally considered to be a value-oriented investment approach. We may consider valuation characteristics such as dividend yield and share repurchase activity, among others, in seeking stocks that we believe are undervalued.

To help supplement the dividend income provided by the stocks in the portfolio, the Fund may also invest up to 15% of its net assets in high-yield, higher risk corporate bonds. The companies that issue these bonds do not generally have good credit ratings. As a result, the bonds generally pay more interest than better quality bonds. We carefully evaluate individual bonds before they are purchased and monitor them carefully while in the portfolio. We look closely at each company and the characteristics of the bond to better judge whether the company will be able to pay interest and repay principal.

We conduct ongoing analyses of both the stock and bond markets to determine how much of the portfolio should be allocated to equity securities and how much to high-yield bonds. Generally, the Fund will invest at least 65% of its net assets in equity securities or bonds deemed to be income-producing securities.

The Fund's investment objective is non-fundamental. This means the Board of Trustees may change the Fund's objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks generally offer investors the potential for capital appreciation. Certain stocks will be dividend-paying stocks and others will not pay dividends. High-yield bonds generally offer the potential for greater income payments than stocks and also may provide capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------------
                         Securities                                                         How we use them
-----------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         Generally, the Fund will invest at least 80% of its net
in a corporation. Stockholders participate in the                    assets in equity securities.
corporation's profits and losses, proportionate to the
number of shares they own.

High-yield corporate bonds: Securities that are rated lower          The Fund may invest up to 15% of net assets in high-yield
than investment grade by a nationally recognized statistical         corporate bonds, typically those rated B or BB by an NRSRO.
ratings organization (NRSRO) or, if unrated, that we believe are of comparable quality. These securities are considered
to be of poor standing and predominately speculative.

American Depositary Receipts (ADRs): ADRs are issued by a            We may invest without limitation in ADRs. We may hold ADRs
U.S. bank and represent the bank's holdings of a stated              when we believe they offer greater appreciation potential
number of shares of a foreign corporation. An ADR entitles           than U.S. securities.
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Repurchase agreements: An agreement between a buyer of               Typically, the Fund uses repurchase agreements as a
securities, such as a Fund, and a seller of securities in            short-term investment for the Fund's cash position. In order
which the seller agrees to buy the securities back within a          to enter into these repurchase agreements, the Fund must
specified time at the same price the buyer paid for them,            have collateral of 102% of the repurchase price. The Fund
plus an amount equal to an agreed upon interest rate.                will only enter into repurchase agreements in which the
Repurchase agreements are often viewed as equivalent to              collateral is comprised of U.S. government securities.
cash.

Restricted securities: Privately placed securities whose             The Fund may invest in privately placed securities,
resale is restricted under securities law.                           including those that are eligible for resale only among
                                                                     certain institutional buyers without registration, commonly known as Rule 144A Securities.

Illiquid securities: Securities that do not have a ready             We may invest up to 10% of the Fund's total assets in
market, and cannot be easily sold within seven days at               illiquid securities.
approximately the price that a fund has valued them.
Illiquid securities include repurchase agreements maturing
in more than seven days.
-----------------------------------------------------------------------------------------------------------------------------------

The Fund is permitted to invest in all available types of equity securities including preferred stocks, rights and warrants and convertible securities. The Fund may also invest in fixed-income securities and enter into futures and options transactions for hedging purposes. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities The Fund may lend up to 25% of its assets to qualified brokers/dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Fund.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these investments, the Fund may be unable to achieve its investment objective.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


-----------------------------------------------------------------------------------------------------------------------------------
                         Risks                                                         How we strive to manage them
-----------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond              securities that we believe can appreciate over an extended
market - will decline in value because of factors such as            period of time regardless of interim market fluctuations. We
economic conditions, future expectations or investor                 do not try to predict overall stock market movements and
confidence.                                                          though we may hold securities for any amount of time, we
                                                                     generally do not trade for short-term purposes.

Industry and security risk is the risk that the value of             We limit the amount of the Fund's assets invested in any one
securities in a particular industry or the value of an               industry and in any individual security. We also follow a
individual stock or bond will decline because of changing            rigorous selection process before choosing securities for
expectations for the performance of that industry or for the         the portfolios.
individual company issuing the stock or bond.

Interest rate risk is the risk that securities will decrease         We limit the amount of high-yield bonds in the portfolio to
in value if interest rates rise. The risk is greater for             15% of net assets.
bonds with longer maturities than for those with shorter
maturities.

Credit risk is the risk that a bond's issuer will be unable          We limit the amount of high-yield bonds in the portfolio to
to make timely payments of interest and principal.                   15% of net assets. We typically invest in bonds rated BB or
                                                                     B and do not invest in bonds rated below C or Ca by an
                                                                     NRSRO, or, if unrated, that we believe are of comparable
                                                                     quality. This limitation, combined with our careful,
                                                                     credit-oriented bond selection and our commitment to hold a diversified selection of high-yield bonds is designed to
                                                                     manage this risk.

Foreign risk is the risk that foreign securities may be              We typically invest only a small portion of the Fund's
adversely affected by political instability, changes in              portfolio in foreign corporations through American
currency exchange rates, foreign economic conditions or              Depositary Receipts. When we do purchase ADRs, they are
inadequate regulatory and accounting standards.                      generally denominated in U.S. dollars and traded on a U.S.
                                                                     exchange.

Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund has valued them.
-----------------------------------------------------------------------------------------------------------------------------------

Who manages the Fund

Investment manager

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.63% as a percentage of average daily net assets for the last fiscal year.

Portfolio managers

John B. Fields has primary responsibility for making day-to-day investment decisions for the Fund. In researching securities and making investment decisions for the Fund, Mr. Fields regularly consults Francis X. Morris.

John B. Fields, Senior Vice President/Senior Portfolio Manager, has been Senior Portfolio Manager for Delaware Decatur Equity Income Fund since 1993. Mr. Fields, who has 33 years' experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware.

Francis X. Morris, Senior Vice President/Senior Portfolio Manager, holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. He has been managing mutual fund portfolios at Delaware Investments since 1999 and institutional equity portfolios at Delaware Investments since 1997. He has 22 years of investment management experience. Mr. Morris came to Delaware Investments from PNC Asset Management where he served as a securities analyst, portfolio manager and Director of Equity Research. He is past president of the Financial Analysts of Philadelphia.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Fund       ------------------      JPMorgan Chase Bank
    2005 Market Street                                -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               2005 Market Street                    Service agent
  Portfolio managers                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 8 for details)                ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                     Financial intermediary wholesaler         |
                                     Lincoln Financial Distributors, Inc.      |
                                             2001 Market Street                |
                                         Philadelphia, PA 19103-7055           |
                                     ------------------------------------      |
                                                                |              |
                                                               ------------------
                                                               Financial advisors
                                                               ------------------
                                                                       |
                                                                  ------------
                                                                  Shareholders
                                                                  ------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDRSM) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents provide customer service to shareholders, as well.

Financial advisors Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the Distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

CLASS A

Choosing a share class

o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o  If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

Class A sales charges

--------------------------------------------------------------------------------
                                    Sales charge as %        Sales charge as %
         Amount of purchase         of offering price      of amount invested(1)
--------------------------------------------------------------------------------
         Less than $50,000                5.75%                     6.54%

     $50,000 but under $100,000           4.75%                     5.41%

    $100,000 but under $250,000           3.75%                     4.31%

    $250,000 but under $500,000           2.50%                     3.00%

   $500,000 but under $1 million          2.00%                     2.44%
--------------------------------------------------------------------------------
As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1.00% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. See Dealer compensation for a description of the dealer commission that is paid.
--------------------------------------------------------------------------------
                                    Sales charge as %        Sales charge as %
        Amount of purchase          of offering price       of amount invested
--------------------------------------------------------------------------------
   $1 million up to $5 million             none                      none

Next $20 million up to $25 million         none                      none

     Amount over $25 million               none                      none
--------------------------------------------------------------------------------

(1) This is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary based on the amount invested, rounding and the then-current NAV.

CLASS B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1.00% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS R

o Class R shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a contingent deferred sales charge.

o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

o Unlike Class B shares, Class R shares do not automatically convert into another class.

o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware Investments' retirement record keeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP-IRA's, SAR-IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such programs require the purchase of a specific class of shares.

Any account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Dealer compensation

Your financial advisor who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                             CLASS A(1)   CLASS B(2)    CLASS C(3)   CLASS R(4)
--------------------------------------------------------------------------------
Commission (%)                     -        4.00%         1.00%            -

Investment up to $49,999       5.00%            -             -            -

$50,000 to $99,999             4.00%            -             -            -

$100,000 to $249,999           3.00%            -             -            -

$250,000 to $499,999           2.00%            -             -            -

$500,000 to $999,999           1.60%            -             -            -

$1,000,000 to $4,999,999       1.00%            -             -            -

$5,000,000 to $24,999,999      0.50%            -             -            -

$25,000,000 or more            0.25%            -             -            -

12b-1 Fee to Dealer            0.30%        0.25%         1.00%        0.60%

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% 12b-1 fee applicable to Class A shares, although under the plan adopted by the Board of Trustees, that went into effect on May 2, 1994, a lesser amount may be paid.

(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.

(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

(4) On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.60% from the date of purchase.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in sales charges, such as your other Delaware Investments fund holdings and the names and their holdings of qualifying family members. Class R shares do not have an up-front sales charge.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Share class
     Program                       How it works                           A                        B                   C
------------------------------------------------------------------------------------------------------------------------------------

Letter of Intent      Through a Letter of Intent you agree to             X               Although the Letter of Intent and Rights
                      invest a certain amount in Delaware                                 of Accumulation do not apply to the
                      Investments funds (except money market                              purchase of Class B and Class C shares,
                      funds with no sales charge) over a                                  you can combine your purchase of Class A
                      13-month period to qualify for reduced                              shares with your purchase of Class B and
                      front-end sales charges.                                            Class C shares to fulfill your Letter of
                                                                                          Intent or qualify for Rights of
                                                                                          Accumulation.

Rights of             You can combine your holdings or purchases          X
Accumulation          of all funds in the Delaware Investments
                      family (except money market funds with no
                      sales charge) as well as the holdings and
                      purchases of your spouse and children
                      under 21 to qualify for reduced front-end
                      sales charges.

Reinvestment of       Up to 12 months after you redeem shares,      For Class A, you will  For Class B, your      Not available.
Redeemed Shares       you can reinvest the proceeds without         not have to pay an     account will be
                      paying a sales charge as noted to the right.  additional front-end   credited with the
                                                                    sales charge.          contingent
                                                                                           deferred sales
                                                                                           charge you
                                                                                           previously paid
                                                                                           on the amount you
                                                                                           are reinvesting.
                                                                                           Your schedule for
                                                                                           contingent
                                                                                           deferred sales
                                                                                           charges and
                                                                                           conversion to
                                                                                           Class A will not
                                                                                           start over again;
                                                                                           it will pick up
                                                                                           from the point at
                                                                                           which you redeemed
                                                                                           your shares.

SIMPLE IRA, SEP/IRA,  These investment plans may qualify for              X                There is no reduction in sales charges
SAR/SEP, Prototype    reduced sales charges by combining the                               for Class B or Class C shares for group
Profit Sharing,       purchases of all members of the group.                               purchases by retirement plans.
Pension, 401(k),      Members of these groups may also qualify
SIMPLE 401(k),        to purchase shares without a front-end
403(b)(7), and 457    sales charge and may qualify for a waiver
Retirement Plans      of any contingent deferred sales charges.
------------------------------------------------------------------------------------------------------------------------------------

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF A LETTER]
By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]
By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRAION OF A JAGGEED WIRE]
By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.


[GRAPHIC OMITTED: ILLUSTRAION OF A KEYPAD]
Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum initial purchase is $250, and you can make additional investments of only $25. The minimum initial purchase for a Coverdell Education Savings Account (Coverdell ESA) is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell ESAs.

The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seem to follow a "market timing" pattern.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans
In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell ESA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF A LETTER]
By mail
You can redeem your shares (sell them back to the Fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]
By telephone
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED WIRE]
By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]
Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums
If you redeem shares and your account balance falls below the Fund's required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Coverdell ESAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.
--------------------------------------------------------------------------------

Automatic
Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Online Account Access
Online Account Access is a password-protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform transactions in a secure environment.

Electronic Delivery
With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure environment, at anytime from anywhere.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend
Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request, if, in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.

Special services
(continued)
--------------------------------------------------------------------------------

MoneyLine(SM)
On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine
Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic
Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.

Dividends,
distributions and
taxes
The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly. The Fund also will distribute net capital gains, if any, annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA), which changes the tax rates on certain types of distributions. We urge you to consult your tax advisor about your particular tax situation and how it might be affected by the new tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The new tax law reduces the tax rate on certain qualifying dividends and long-term capital gains.

You also may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Financial highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                                                Class A

                                                                                                             Year ended
                                                                                                                  11/30
Delaware Decatur Equity Income Fund                              2003        2002         2001        2000         1999
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $14.320     $16.730      $16.770     $17.200      $21.400

Income (loss) from investment operations:

Net investment income(1)                                        0.205       0.170        0.182       0.370        0.476

Net realized and unrealized gain (loss) on investments          1.835      (2.381)      (0.062)      0.050       (0.916)
                                                              -------     -------      -------    --------     --------
Total from investment operations                                2.040      (2.211)       0.120       0.420       (0.440)
                                                              -------     -------      -------    --------     --------
Less dividends and distributions from:

Net investment income                                          (0.120)     (0.199)      (0.160)     (0.378)      (0.540)

Net realized gain on investments                                    -           -            -      (0.472)      (3.220)
                                                              -------     -------      -------    --------     --------
Total dividends and distributions                              (0.120)     (0.199)      (0.160)     (0.850)      (3.760)
                                                              -------     -------      -------    --------     --------
Net asset value, end of period                                $16.240     $14.320      $16.730     $16.770      $17.200
                                                              =======     =======      =======    ========     ========

Total return(2)                                                14.34%     (13.34%)       0.75%       2.72%       (2.50%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                      $895,108    $870,132   $1,132,147  $1,258,738   $1,658,696

Ratio of expenses to average net assets                         1.20%       1.11%        1.07%       1.12%        1.03%

Ratio of net investment income to average net assets            1.40%       1.10%        1.06%       2.30%        2.59%

Portfolio turnover                                                77%         99%         111%         77%          92%
------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

     How to read the   Net investment             Net realized and unrealized gain (loss)
Financial highlights   income                     on investments                               Net asset value (NAV)
------------------------------------------------------------------------------------------------------------------------------------
                       Net investment             A realized gain occurs when we sell an       This is the value of a mutual fund
                       income includes            investment at a profit, while a realized     share, calculated by dividing the net
                       dividend and               loss occurs when we sell an investment       assets by the number of shares
                       interest income            at a loss. When an investment increases      outstanding.
                       earned from a fund's       or decreases in value but we do not sell
                       investments; it is         it, we record an unrealized gain or
                       after expenses have        loss. The amount of realized gain per
                       been deducted.             share, if any, that we pay to
                                                  shareholders would be listed under "Less
                                                  dividends and distributions from - Net
                                                  realized gain on investments."

                                                                                                                Class B
                                                                                                             Year ended
                                                                                                                  11/30
                                                                 2003         2002        2001        2000         1999
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $14.240      $16.630     $16.690     $17.120      $21.320

Income (loss) from investment operations:

Net investment income(1)                                        0.096        0.054       0.054       0.248        0.333

Net realized and unrealized gain (loss) on investments          1.821       (2.364)     (0.063)      0.059       (0.918)
                                                              -------      -------     -------     -------      -------
Total from investment operations                                1.917       (2.310)     (0.009)      0.307       (0.585)
                                                              -------      -------     -------     -------      -------
Less dividends and distributions from:

Net investment income                                          (0.007)      (0.080)     (0.051)     (0.265)      (0.395)

Net realized gain on investments                                    -            -           -      (0.472)      (3.220)
                                                              -------      -------     -------     -------      -------
Total dividends and distributions                              (0.007)      (0.080)     (0.051)     (0.737)      (3.615)
                                                              -------      -------     -------     -------      -------
Net asset value, end of period                                $16.150      $14.240     $16.630      $16.69      $17.120
                                                              =======      =======     =======     =======      =======

Total return(2)                                                13.47%      (13.96%)     (0.05%)      2.01%       (3.27%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                       $74,019      $75,707    $100,419     $99,266     $151,332

Ratio of expenses to average net assets                         1.94%        1.86%       1.82%       1.88%        1.81%

Ratio of net investment income to average net assets            0.66%        0.35%       0.31%       1.54%        1.81%

Portfolio turnover                                                77%          99%        111%         77%          92%
-----------------------------------------------------------------------------------------------------------------------

                                                                                                             Class C     Class R
                                                                                                          Year ended    6/2/03(3)
                                                                                                               11/30      through
                                                             2003         2002         2001         2000        1999     11/30/03
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $14.320      $16.730      $16.780      $17.220     $21.420      $15.150

Income (loss) from investment operations:

Net investment income(1)                                    0.095        0.054         .053        0.247       0.332        0.072

Net realized and unrealized gain (loss) on investments      1.842       (2.384)      (0.052)       0.050      (0.917)       1.063
                                                          -------      -------      -------      -------     -------      -------
Total from investment operations                            1.937       (2.330)       0.001        0.297      (0.585)       1.135
                                                          -------      -------      -------      -------     -------      -------
Less dividends and distributions from:

Net investment income                                      (0.007)      (0.080)      (0.051)      (0.265)     (0.395)      (0.055)

Net realized gain on investments                                -            -            -       (0.472)     (3.220)           -
                                                          -------      -------      -------      -------     -------      -------
Total dividends and distributions                          (0.007)      (0.080)      (0.051)      (0.737)     (3.615)      (0.055)
                                                          -------      -------      -------      -------     -------      -------
Net asset value, end of period                            $16.250      $14.320      $16.730      $16.780     $17.220      $16.230
                                                          =======      =======      =======      =======     =======      =======

Total return(2)                                            13.53%      (14.00%)       0.02%        1.94%      (3.25%)       7.51%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                   $13,764      $11,098      $13,442      $11,372     $19,511         $654

Ratio of expenses to average net assets                     1.94%        1.86%        1.82%        1.88%       1.81%        1.54%

Ratio of net investment income to average net assets        0.66%        0.35%        0.31%        1.54%       1.81%        0.91%

Portfolio turnover                                            77%          99%         111%          77%         92%          77%
---------------------------------------------------------------------------------------------------------------------------------

                                                                           Ratio of expenses to
Total return                                  Net assets                   average net assets
--------------------------------------------------------------------------------------------------------
This represents the percentage                Net assets                   The expense ratio is the
increase or decrease in the value of          represent the total          percentage of total
a share of a fund during specific             value of all the             investment that a fund
periods, in this case, annual periods.        assets in a fund's           pays annually for operating
In calculating this figure for the            portfolio, less any          expenses and management fees.
financial highlights table, we include        liabilities, that are        These expenses include
applicable fee waivers, exclude front-end     attributable to that class   accounting and
and contingent deferred sales charges, and    of the fund.                 administration expenses,
assume the shareholder has reinvested                                      services for shareholders,
all dividends and realized gains.                                          and similar expenses.


Ratio of net
investment income
to average net
assets                        Portfolio turnover
------------------------------------------------------
We determine this             This figure tells you the
ratio by dividing net         amount of trading activity
investment income             in a fund's portfolio. For
by average net assets.        example, a fund with a 50%
                              turnover rate has bought and
                              sold half of the value
                              of its total investment portfolio
                              during the stated period.

Glossary

How to use this glossary
The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

--------------------------------------------------------------------------------
Amortized cost
Similar to depreciated value, amortized cost reflects the value of a fixed-income security adjusted to account for any premium that was paid above the par value when the security was purchased. The purpose of amortization is to reflect resale or redemption value.

Appreciation
An increase in the value of an investment.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price prior to maturity changes and typically is inversely related to current interest rates. Generally, when interest rates rise, prices fall, and when interest rates fall, prices rise. See Fixed-income securities.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See Bond.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Currency exchange rates
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining a fund's portfolio of securities. They are paid from a fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invest is returned to you at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Government securities
Securities issued by the U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is measured by the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Investment grade
A bond with a "bond" rating in one of the four highest ratings categories by an NRSRO or, if unrated, that the manager believes is of comparable quality.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as a percentage of the fund's net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Net assets
Net assets, for the purposes of a fund's 80% investment policy, equals the total value of all assets in the fund's portfolio, minus any liabilities, plus the amount of borrowings for investment purposes, if any.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio A
measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest. Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Index
The S&P 500 Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge
Charge on the purchase of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's Prospectus that provides more detailed information about a fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stock or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE DECATUR EQUITY INCOME FUND

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

--------------------------------------------------------------------------------

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern
Time:
o For fund information, literature, price, yield and performance figures.
o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS
Delaware Decatur Equity Income Fund
                         CUSIP                 NASDAQ
                       ---------               ------
Class A                245907100               DELDX
Class B                245907605               DEIBX
Class C                245907704               DECCX
Class R                245907886               DECRX

Investment Company Act file number: 811-750

VALUE-EQUITY





Prospectus      FEBRUARY 23, 2004
--------------------------------------------------------------------------------
                DELAWARE DECATUR EQUITY INCOME FUND
                INSTITUTIONAL CLASS

























                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
                REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.













                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

Table of contents

          ......................................................................
          Fund profile                                               page 2
          Delaware Decatur Equity Income Fund                             2
          ......................................................................
          How we manage the Fund                                     page 5
          Our investment strategies                                       5
          The securities we typically invest in                           6
          The risks of investing in the Fund                              7
          ......................................................................
          Who manages the Fund                                       page 8
          Investment manager                                              8
          Portfolio managers                                              8
          Who's who?                                                      9
          ......................................................................
          About your account                                        page 10
          Investing in the Fund                                          10
          How to buy shares                                              11
          How to redeem shares                                           12
          Account minimum                                                13
          Exchanges                                                      13
          Dividends, distributions and taxes                             13
          ......................................................................
          Financial highlights                                      page 14
          ......................................................................
          Glossary                                                  page 16

Profile: Delaware Decatur Equity Income Fund


What is the Fund's goal?
             Delaware Decatur Equity Income Fund seeks total return. Although the Fund will strive to meet its goal, there is no assurance that it will.


Who should invest in the Fund

o Investors with long-term financial goals.

o Investors looking for growth potential combined with regular income.

o Investors looking for supplemental quarterly income from an investment that also offers possible protection against inflation.

Who should not invest in the Fund

o Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o  Investors seeking an investment primarily in fixed-income securities.

What are the Fund's main investment strategies? Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. We invest primarily in income-producing stocks of large, well-established companies. Typically, we consider buying a stock when we believe it is undervalued and has the potential to increase in price over time. We consider the financial strength of the company, its management and any developments affecting the security, the company or its industry. The Fund's 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

Delaware Decatur Equity Income Fund also may invest up to 15% of its net assets in high-yield, higher risk corporate bonds, commonly known as junk bonds. These bonds involve the risk that the issuing company may be unable to pay interest or repay principal. However, they can offer high income potential which we believe can make a positive contribution to the Fund's performance.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock and bond prices which could be caused by a drop in the stock market, interest rate changes, problems in the economy or poor performance from particular companies or industries.


For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 7.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Decatur Equity Income Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the Fund. We show how the returns for the Fund's Institutional Class shares have varied over the past ten calendar years, as well as average annual returns for one-year, five-year and ten-year periods. The Fund's Institutional Class commenced operations on January 13, 1994. Return information for the Institutional Class for the periods prior to the time the Class commenced operations is calculated by taking the performance of the Fund's A Class and eliminating all sales charges that apply to Class A shares. However, for those periods, Class A 12b-1 payments were not eliminated, and performance would have been affected if this adjustment had been made. The Fund's past performance does not necessarily indicate how it will perform in the future.

Year-by-year total return (Institutional Class)


-0.69%  33.06%  20.51%   29.96%  10.10%  -3.45%  9.74%  -3.58%  -18.82%  28.03%
------  ------  ------  -------  ------  ------  -----  ------  ------  -------
 1994    1995    1996     1997    1998    1999   2000    2001    2002    2003

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 17.44% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.74% for the quarter ended September 30, 2002.

Average annual returns for periods ending 12/31/03                                                   1 year    5 years    10 years
------------------------------------------------------------------------------------------------------------------------------------
                                                    Return before taxes                               28.03%     1.21%      9.23%

                                                    Return after taxes on distributions               27.72%     0.39%      6.47%

                                                    Return after taxes on distributions and sale
                                                     of Fund shares                                   18.58%     0.57%      6.48%

                                                    S&P 500 Index (reflects no deduction for fees,
                                                     expenses or taxes)                               28.67%    -0.57%     11.05%


The Fund's returns above are compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

What are the Fund's fees and expenses?

------------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your investments                Maximum sales charge (load) imposed on
when you buy or sell shares of the Institutional Class.                       purchases as a percentage of offering price      none

                                                                           Maximum contingent deferred sales charge
                                                                              (load) as a percentage of original purchase
                                                                              price or redemption price, whichever is lower    none

                                                                           Maximum sales charge (load) imposed on
                                                                              reinvested dividends                             none

                                                                           Redemption fees                                     none

                                                                           Exchange fees(1)                                    none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted from the                       Management fees                                    0.63%
Fund's assets.
                                                                           Distribution and service (12b-1) fees               none

                                                                           Other expenses                                     0.31%

                                                                           Total operating expenses                           0.94%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of                   1 year                                               $96
investing in the Fund to the cost of investing in other mutual
funds with similar investment objectives. We show the                      3 years                                             $300
cumulative amount of Fund expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time               5 years                                             $520
shown.(2) This is an example only, and does not represent
future expenses, which may be greater or less than those                   10 years                                          $1,155
shown here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

How we manage the Fund

Our investment strategies


We research individual companies and analyze economic and market conditions, seeking to identify the securities that we believe are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goal.


We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Delaware Decatur Equity Income Fund is a total return fund that invests primarily in stocks, but also may invest in corporate bonds. It strives to provide high current income and capital appreciation to its shareholders.


Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. We invest primarily in the common stocks of established companies that we believe have long-term total return potential. The Fund pursues what is generally considered to be a value-oriented investment approach. We may consider valuation characteristics such as dividend yield and share repurchase activity, among others, in seeking stocks that we believe are undervalued.


To help supplement the dividend income provided by the stocks in the portfolio, the Fund may also invest up to 15% of its net assets in high-yield, higher risk corporate bonds. The companies that issue these bonds do not generally have good credit ratings. As a result, the bonds generally pay more interest than better quality bonds. We carefully evaluate individual bonds before they are purchased and monitor them carefully while in the portfolio. We look closely at each company and the characteristics of the bond to better judge whether the company will be able to pay interest and repay principal.

We conduct ongoing analyses of both the stock and bond markets to determine how much of the portfolio should be allocated to equity securities and how much to high-yield bonds. Generally, the Fund will invest at least 65% of its net assets in equity securities or bonds deemed to be income-producing securities.

The Fund's investment objective is non-fundamental. This means the Board of Trustees may change the Fund's objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we     Stocks generally offer investors the potential for
typically invest in     capital appreciation. Certain stocks will be
                        dividend-paying stocks and others will not pay dividends. High-yield bonds generally offer the potential for greater income payments than stocks and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                                   Securities                                              How we use them
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of                       Generally, the Fund will invest at least 80% of its net
ownership in a corporation. Stockholders participate in the              assets in equity securities.
corporation's profits and losses, proportionate to the number of shares they own.

High-yield corporate bonds: Securities that are rated lower              The Fund may invest up to 15% of net assets in high-yield
than investment grade by a nationally recognized statistical             corporate bonds, typically those rated B or BB by an NRSRO.
ratings organization (NRSRO) or, if unrated, that we believe are of comparable quality. These securities are considered to be of poor standing and predominately speculative.

American Depositary Receipts (ADRs): ADRs are issued by                  We may invest without limitation in ADRs. We may hold ADRs
a U.S. bank and represent the bank's holdings of a stated                when we believe they offer greater appreciation potential
number of shares of a foreign corporation. An ADR entitles the           than U.S. securities.
holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Repurchase agreements: An agreement between a buyer of                   Typically, the Fund uses repurchase agreements as a
securities, such as a Fund, and a seller of securities in which          short-term investment for the Fund's cash position. In
the seller agrees to buy the securities back within a specified          order to enter into these repurchase agreements, the Fund
time at the same price the buyer paid for them, plus an amount           must have collateral of 102% of the repurchase price. The
equal to an agreed upon interest rate. Repurchase agreements             Fund will only enter into repurchase agreements in which
are often viewed as equivalent to cash.                                  the collateral is comprised of U.S. government securities.


Restricted securities: Privately placed securities whose                 The Fund may invest in privately placed securities,
resale is restricted under securities law.                               including those that are eligible for resale only among
                                                                         certain institutional buyers without registration, commonly known as Rule 144A Securities.

Illiquid securities: Securities that do not have a ready                 We may invest up to 10% of the Fund's total assets in
market, and cannot be easily sold within seven days at                   illiquid securities.
approximately the price that a fund has valued them. Illiquid securities include repurchase agreements maturing in more
than seven days.
------------------------------------------------------------------------------------------------------------------------------------

The Fund is permitted to invest in all available types of equity securities including preferred stocks, rights and warrants and convertible securities. The Fund may also invest in fixed-income securities and enter into futures and options transactions for hedging purposes. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Fund.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.


Temporary defensive positions For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these investments, the Fund may be unable to achieve its investment objective.

The risks of investing  Investing in any mutual fund involves risk, including in the Fund  the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                                   Risks                                              How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the securities in      We maintain a long-term investment approach and focus on
a certain market - like the stock or bond market - will decline          securities that we believe can appreciate over an extended
in value because of factors such as economic conditions, future          period of time regardless of interim market fluctuations.
expectations or investor confidence.                                     We do not try to predict overall stock market movements and though we may hold securities for any amount of time, we
                                                                         generally do not trade for short-term purposes.

Industry and security risk is the risk that the value of                 We limit the amount of the Fund's assets invested in any
securities in a particular industry or the value of an individual        one industry and in any individual security. We also follow
stock or bond will decline because of changing expectations for          a rigorous selection process before choosing securities for
the performance of that industry or for the individual company           the portfolios.
issuing the stock or bond.

Interest rate risk is the risk that securities will decrease in          We limit the amount of high-yield bonds in the portfolio to
value if interest rates rise. The risk is greater for bonds with         15% of net assets.
longer maturities than for those with shorter maturities.

Credit risk is the risk that a bond's issuer will be unable to           We limit the amount of high-yield bonds in the portfolio to
make timely payments of interest and principal.                          15% of net assets. We typically invest in bonds rated BB or
                                                                         B and do not invest in bonds rated below C or Ca by an
                                                                         NRSRO, or, if unrated, that we believe are of comparable
                                                                         quality. This limitation, combined with our careful,
                                                                         credit-oriented bond selection and our commitment to hold a diversified selection of high-yield bonds is designed to
                                                                         manage this risk.

Foreign risk is the risk that foreign securities may be adversely        We typically invest only a small portion of the Fund's
affected by political instability, changes in currency exchange          portfolio in foreign corporations through American
rates, foreign economic conditions or inadequate regulatory              Depositary Receipts. When we do purchase ADRs, they are
and accounting standards.                                                generally denominated in U.S. dollars and traded on a U.S.
                                                                         exchange.

Liquidity risk is the possibility that securities cannot be              We limit exposure to illiquid securities.
readily sold within seven days at approximately the price that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Who manages the Fund

Investment manager      The Fund is managed by Delaware Management Company, a
                        series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware
                        Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.63% as a percentage of average daily net assets for the last fiscal year.

Portfolio               John B. Fields has primary responsibility for making
 managers               day-to-day investment decisions for the Fund. In
                        researching securities and making investment decisions for the Fund, Mr. Fields regularly consults Francis X.
                        Morris.

                        John B. Fields, Senior Vice President/Senior Portfolio Manager, has been Senior Portfolio Manager for Delaware Decatur Equity Income Fund since 1993. Mr. Fields, who has 33 years' experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware.

                        Francis X. Morris, Senior Vice President/Senior Portfolio Manager, holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. He has been managing mutual fund portfolios at Delaware Investments since 1999 and institutional equity portfolios at Delaware Investments since 1997. He has 22 years of investment management experience. Mr. Morris came to Delaware Investments from PNC Asset Management where he served as a securities analyst, portfolio manager and Director of Equity Research. He is past president of the Financial Analysts of Philadelphia.

Who's who?              This diagram shows the various organizations involved
                        with managing, administering and servicing the Delaware
                        Investments funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Fund       ------------------      JPMorgan Chase Bank
    2005 Market Street                                -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               2005 Market Street                    Service agent
  Portfolio managers                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 8 for details)                ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                      Financial intermediary wholesaler        |
                                     Lincoln Financial Distributors, Inc.      |
                                             2001 Market Street                |
                                         Philadelphia, PA 19103-7055           |
                                     ------------------------------------      |
                                                                |              |
                                                            -----------------------
                                                                  Shareholders
                                                            -----------------------


Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.


Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.


Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors and other financial intermediaries.


Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents provide customer service to shareholders, as well.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in        Institutional Class shares are available for purchase
    the Fund        only by the following:

                          o retirement plans introduced by persons not
                            associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

                          o tax-exempt employee benefit plans of the Fund's
                            manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

                          o institutional advisory accounts of the Fund's
                            manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

                          o a bank, trust company and similar financial
                            institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of a Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

                          o registered investment advisors investing on behalf
                            of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

                          o certain plans qualified under Section 529 of the
                            Internal Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services; and

                          o programs sponsored by financial intermediaries where
                            such programs require the purchase of Institutional Class.

How to buy shares

[GRAPHIC OMITTED ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED ILLUSTRATION OF A JAGGED LINE]

By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED ILLUSTRATION OF AN EXCHANGE SYMBOL]


By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B, Class C and Class R shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.


[GRAPHIC OMITTED ILLUSTRATION OF A PERSON]


Through your financial advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seem to follow a "market timing" pattern.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

[GRAPHIC OMITTED ILLUSTRATION OF AN ENVELOPE]


By mail
You can redeem your shares (sell them back to the Fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8990. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.


[GRAPHIC OMITTED ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED ILLUSTRATION OF A PERSON]

Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

How to redeem shares      If you hold your shares in certificates, you must
         (continued)      submit the certificates with your request to sell the
                          shares. We recommend that you send your certificates by certified mail.

                          When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.



     Account minimum      If you redeem shares and your account balance falls
                          below $250, the Fund may redeem your account after 60 days' written notice to you.

           Exchanges      You can exchange all or part of your shares, normally
                          for shares of the same class in another Delaware
                          Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.
                          You may not exchange your shares for Class B, Class C and Class R shares of the funds in the Delaware
                          Investments family. We may refuse the purchase side of any exchange request, if, in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.

          Dividends,      The Fund expects to declare and distribute all of its
   distributions and      net investment income, if any, to shareholders as
               taxes      dividends quarterly. The Fund also will distribute net
                          capital gains, if any, annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

                          In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

                          On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA), which changes the tax rates on certain types of distributions. We urge you to consult your tax advisor about your particular tax situation and how it might be affected by the new tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

                          Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The new tax law reduces the tax rate on certain qualifying dividends and long-term capital gains.

                          You also may be subject to state and local taxes on distributions.

                          We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Financial highlights

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                                   Institutional Class
----------------------------------------------------------------------------------------------------------------------
                                                                                                            Year ended
                                                                                                                 11/30
Delaware Decatur Equity Income Fund                             2003        2002         2001        2000         1999
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $14.320     $16.730      $16.770     $17.200      $21.400

Income (loss) from investment operations:

Net investment income(1)                                       0.242       0.209        0.224       0.408        0.516

Net realized and unrealized gain (loss) on investments         1.835      (2.380)      (0.065)      0.054       (0.913)
                                                            --------    --------     --------   ---------     --------

Total from investment operations                               2.077      (2.171)       0.159       0.462       (0.397)
                                                            --------    --------     --------   ---------     --------

Less dividends and distributions from:
Net investment income                                         (0.157)     (0.239)      (0.199)     (0.420)      (0.583)

Net realized gain on investments                                   -           -            -      (0.472)      (3.220)
                                                            --------    --------     --------   ---------     --------

Total dividends and distributions                             (0.157)     (0.239)      (0.199)     (0.892)      (3.803)
                                                            --------    --------     --------   ---------     --------

Net asset value, end of period                               $16.240     $14.320      $16.730     $16.770      $17.200
                                                            ========    ========     ========   =========     ========
Total return(2)                                               14.64%     (13.11%)       1.00%       2.99%       (2.27%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                      $45,191     $32,928      $48,192     $52,020      $89,128

Ratio of expenses to average net assets                        0.94%       0.86%        0.82%       0.88%        0.81%

Ratio of net investment income to average net assets           1.66%       1.35%        1.31%       2.54%        2.81%

Portfolio turnover                                               77%         99%         111%         77%          92%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

     How to read the
financial highlights
--------------------------------------------------------------------------------
Net investment income
Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.


Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from - Net realized gain on investments."


Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.


Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.


Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary

The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
--------------------------------------------------------------------------------
Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond
A debt security issued by a corporation. See Bond.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining a fund's portfolio of securities and distributing its shares. They are paid from a fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Government securities
Securities issued by the U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets. Market capitalization The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.


Net assets
Net assets, for the purposes of a fund's 80% investment policy, equals the total value of all assets in the fund's portfolio, minus any liabilities, plus the amount of borrowings for investment purposes, if any.


Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Index
The S&P 500 Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's Prospectus that provides more detailed information about a fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.




18

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

DELAWARE DECATUR EQUITY INCOME FUND

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.
--------------------------------------------------------------------------------

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE
800 510-4015

DELAPHONE SERVICE

800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS
Delaware Decatur Equity Income Fund

                                             CUSIP        NASDAQ
                                             -----        ------
Institutional Class                        245907407       DEDIX

Investment Company Act file number: 811-750


PR-051 [--] IVES 2/04                                                   J9546



 Delaware Investments includes funds with a wide range of                       --------------------------------------------------
 investment objectives.  Stock funds, income funds, national and
 state-specific tax-exempt funds, money market funds, global and                DELAWARE GROUP EQUITY FUNDS II
 international funds and closed-end funds give investors the
 ability to create a portfolio that fits their personal financial               --------------------------------------------------
 goals.  For more information, shareholders of Class A, B, C and
 R Shares should contact their financial advisor or call Delaware               DELAWARE DECATUR EQUITY INCOME FUND
 Investments at 800 523-1918 and shareholders of the
 Institutional Class should contact Delaware Investments at                     CLASS A
 800 510-4015.                                                                  CLASS B
                                                                                CLASS C
                                                                                CLASS R
 INVESTMENT MANAGER                                                             INSTITUTIONAL CLASS
 Delaware Management Company
 2005 Market Street                                                             --------------------------------------------------
 Philadelphia, PA  19103-7094

 NATIONAL DISTRIBUTOR
 Delaware Distributors, L.P.
 2005 Market Street
 Philadelphia, PA 19103-7094

 SHAREHOLDER SERVICING,
 DIVIDEND DISBURSING,
 ACCOUNTING SERVICES
 AND TRANSFER AGENT
 Delaware Service Company, Inc.
 2005 Market Street
 Philadelphia, PA 19103-7094

 LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP                                          PART B
 2005 Market Street
 Philadelphia, PA 19103-7094                                                    STATEMENT OF
                                                                                ADDITIONAL INFORMATION
 INDEPENDENT AUDITORS
 Ernst & Young LLP                                                              --------------------------------------------------
 2001 Market Street
 Philadelphia, PA 19103-7055                                                    FEBRUARY 23, 2004

 CUSTODIAN
 JPMorgan Chase Bank
 4 Chase Metrotech Center
 Brooklyn, NY 11245


                                                                                Delaware
                                                                                Investments(SM)
                                                                                --------------------------------------
                                                                                A member of Lincoln Financial Group(R)



                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 23, 2004

                         DELAWARE GROUP EQUITY FUNDS II
                       Delaware Decatur Equity Income Fund

                 2005 Market Street, Philadelphia, PA 19103-7094

        For more information about the Institutional Class: 800 510-4015

       For Prospectus, Performance and Information on Existing Accounts of Class A Shares, Class B Shares, Class C Shares and Class R Shares:
                            Nationwide 800 523-1918

         Dealer Services: (BROKER/DEALERS ONLY) Nationwide 800 362-7500

         Delaware Group Equity Funds II ("Equity Funds II") is a professionally-managed mutual fund of the series type. This Statement of Additional Information ("Part B" of the registration statement) describes shares of Delaware Decatur Equity Income Fund (the "Fund"). The Fund offers Class A Shares, Class B Shares, Class C Shares, Class R Shares (Class A Shares, Class B Shares, Class C Shares, Class R Shares together referred to as the "Fund Classes"), and Institutional Class shares ("Institutional Class"). Equity Funds II also offers Delaware Diversified Value Fund and Delaware Social Awareness Fund, which is described in a separate Part B. All references to "shares" in this Part B refer to all Classes of shares of Delaware Decatur Equity Income Fund, except where noted.

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectus for the Fund Classes dated February 23, 2004 and the current Prospectus for the Institutional Class dated February 23, 2004, as they may be amended from time to time. Part B should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. The Prospectus relating to the Fund Classes and Institutional Class may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. The Fund's financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report can be obtained, without charge, by calling 800 523-1918.

---------------------------------------------------------------------------------------------------------------------------------
                                                       TABLE OF CONTENTS
---------------------------------------------------------------------------------------------------------------------------------
                                                              Page                                                        Page
---------------------------------------------------------------------------------------------------------------------------------
Cover Page                                                     2     Dividends and Realized Securities Profits,
---------------------------------------------------------------------
Investment Restrictions and Policies                           3     Distributions and Taxes                                55
---------------------------------------------------------------------------------------------------------------------------------
Accounting and Tax Issues                                     16     Investment Management Agreement                        57
---------------------------------------------------------------------------------------------------------------------------------
Performance Information                                       18     Officers and Trustees                                  60
---------------------------------------------------------------------------------------------------------------------------------
Trading Practices and Brokerage                               25     General Information                                    65
---------------------------------------------------------------------------------------------------------------------------------
Purchasing Shares                                             26     Financial Statements                                   69
---------------------------------------------------------------------------------------------------------------------------------
Investment Plans                                              38     Appendix A - Description of Ratings                    70
---------------------------------------------------------------------------------------------------------------------------------
Determining Offering Price and Net Asset Value                46     Appendix B - Investment Objectives of the Funds
                                                                     in the Delaware Investments Family                     71
---------------------------------------------------------------------
Redemption and Exchange                                       47
---------------------------------------------------------------------------------------------------------------------------------




INVESTMENT RESTRICTIONS AND POLICIES

Investment Restrictions


         Fundamental Restrictions - The Fund has adopted the following restrictions which cannot be changed without approval by the holders of a "majority" of the fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

         The Fund shall not:

         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 ("1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         Non-fundamental Restrictions - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         1. The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. The Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

         The following are additional non-fundamental investment restrictions:

         Delaware Decatur Equity Income Fund shall not:

         1. Invest more than 5% of the value of its assets in securities of any one company (except U.S. government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

         2. Acquire control of any company. (Equity Funds II's Certificate of Incorporation permits control of companies to protect investments already made, but its policy is not to acquire control.)

         3. Purchase or retain securities of a company which has an officer or trustee who is an officer or trustee of Equity Funds II, or an officer, trustee or partner of its investment manager if, to the knowledge of Equity Funds II, one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

         4. Allow long or short positions on shares of the Fund to be taken by Equity Funds II's officers, trustees or any of its affiliated persons. Such persons may buy shares of the Fund for investment purposes, however.

         5. Purchase any security issued by any other investment company if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Fund's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Fund's assets.

         6. Invest more than 10% of the value of its total assets in illiquid assets.

         7. Invest in securities of other investment companies except at customary brokerage commission rates or in connection with mergers, consolidations or offers of exchange.

         8. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.)

         9. Sell short any security or property.

         10. Deal in commodities, except that the Fund may invest in financial futures, including futures contracts on stocks and stock indices, interest rates and foreign currencies and other types of financial futures that may be developed in the future, and may purchase or sell options on such futures, and enter into closing transactions with respect to those activities.

         11. Borrow, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of gross assets taken at cost or market, whichever is lower, and not to pledge more than 15% of gross assets taken at cost. Any borrowing will be done from a bank, and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         12. Make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund and the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other transactions.

         13. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

         14. The Fund may act as an underwriter of securities of other issuers, but its present policy is not to do so.

         In addition, notwithstanding restriction 8 above and although not a matter of fundamental policy, Equity Funds II has made a commitment that the Fund's investments in securities issued by real estate investment trusts will not exceed 10% of its total assets. In addition, the Fund may not concentrate investments in any particular industry, which means not investing more than 25% of its assets in any industry.



         The Fund may engage in the following investment techniques:

Equity Securities

         Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the fund invests will cause the net asset value of the Fund to fluctuate.

Warrants

         The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that the fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Rule 144A Securities

         The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. Rule 144A Securities may be freely traded among qualified institutional investors without registration under the 1933 Act.

         Investing in Rule 144A Securities could have the effect of increasing the level of the fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Trustees and the Manager will continue to monitor the liquidity of that security to ensure that the Fund of its net assets in illiquid securities.

         While maintaining oversight, the Board of Directors of Equity Funds II has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the fund's limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security;
(ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager determines that a Rule 144A Security that was previously determined to be liquid is no longer liquid and, as a result, the fund's holdings of illiquid securities exceed the Fund's limit on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Repurchase Agreements

         In order to invest its cash reserves or when in a temporary defensive posture, the fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week, but on occasion for longer periods. Not more than 10% of the assets of the Fund may be invested in repurchase agreements of over seven-days' maturity. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements, to those which the Manager, under the guidelines of the Board of Trustees, determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of 102% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis. Such collateral is held by the Custodian in book entry form. Such agreements may be considered loans under the 1940 Act, but the Fund consider repurchase agreements contracts for the purchase and sale of securities, and it seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of a default.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the funds in the Delaware Investments family jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Portfolio Loan Transactions

         The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund involved from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund involved; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the trustees of Equity Funds II know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

         The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Options

         The Fund may write call options on a covered basis only and purchase put options, and will not engage in option writing strategies for speculative purposes.

Covered Call Writing

         The Fund may write covered call options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain the Fund's investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives additional income, in the form of a premium, which may offset any capital loss or decline in market value of the security. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.


         With respect to both options on actual portfolio securities owned by the Fund and options on stock indices, the Fund may enter into closing purchase transactions. A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.


         The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

Purchasing Put Options

         The Fund may invest in put options, provided that the Fund may invest no more than 2% of its total assets in the purchase of put options. The Fund will, at all times during which it holds a put option, own the security covered by such option. The Fund may invest in put options to enhance income or hedge its portfolio securities.

         The Fund may purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect an unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Fund may sell a put option purchased on individual portfolio securities or stock indices. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.


Options on Stock Indices

         A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.


         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 ("S&P 500") or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100 ("S&P 100"). Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

         The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Since the Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. Accordingly, successful use of options on stock indices will be subject to the Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

         The Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

Futures Contracts

         The Fund may enter into futures contracts on stocks, stock indices, interest rates and foreign currencies, and purchase or sell options on such futures contracts. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the stock market the Fund's positions in cash, short-term debt securities and other money market instruments, at times when such Fund's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Fund involved.


         A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contract are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. This amount is generally maintained in a segregated account at the custodian bank. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."


         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed-income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased as a hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated, and the Fund's cash reserve could then be used to buy long-term bonds on the cash market.

         The Fund may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments denominated in foreign currencies from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates. Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Fund may also purchase and write options on the types of futures contracts in which the Fund may invest, and enter into related closing transactions. Options on futures are similar to options on securities, as described below, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than to actually purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. In the event that an option written by the Fund is exercised, the Fund will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. Likewise, a position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to availability of a secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The Fund may realize a profit or a loss when closing out a futures contract or an option on a futures contract.

         To the extent that interest or exchange rates or securities prices move in an unexpected direction, the Fund may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that the Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the Fund from closing out its positions relating to futures.

Options

         The Fund may write covered call options on individual issues. For the option to be considered to be covered, the Fund writing the option must own the common stock underlying the option or securities convertible into such common stock. In addition, the Fund may write call options on stock indices. The Fund may also purchase put options on individual issues and on stock indices. The Manager will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The ability to hedge effectively using options on stock indices will depend, in part, on the correlation between the composition of the index and the Fund's portfolio as well as the price movement of individual securities. The Fund do not currently intend to write or purchase options on stock indices.

         While there is no limit on the amount of the Fund's assets which may be invested in covered call options, neither Fund will invest more than 2% of its net assets in put options. The Fund will only use Exchange-traded options.

Foreign and Emerging Market Securities

         The Fund has the ability to invest up to 20% of its total assets in foreign securities (which includes Depositary Receipts, as described below) securities in any foreign country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

         In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Consequently, financial data about foreign companies may not accurately reflect the real condition of those issuers and securities markets.


         Further, the Fund may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

         The Fund may also invest in securities of issuers located in emerging market nations. Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Countries such as those in which the Fund may invest have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

         The Fund may be subject to foreign withholding taxes on income from certain foreign securities, this in turn, could reduce the Fund's distributions paid to shareholders. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Fund may make or enter into will be subject to the special currency rules described above.

Foreign Currency Transactions


         Although the Fund values its assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

         The Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

         When the Manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

         The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

         At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions. With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

         It is impossible to forecast the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

Depositary Receipts

         The Fund may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, or Global Depositary Receipts ("Depositary Receipts"). Depositary Receipts are receipts typically issued by a bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, and "unsponsored" Depositary Receipts are issued without the participation of the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored Depositary Receipt. Investments in Depositary Receipts involve risks similar to those accompanying direct investments in foreign securities.

Investment Company Securities

         Any investments that the Fund makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Fund may not (1) own more than 3% of the voting stock of another investment company;
(2) invest more than 5% of the Fund's total assets in the shares of any one investment company; nor (3) invest more than 10% of the Fund's total assets in shares of other investment companies. If the Fund elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Fund's investments in unregistered investment companies. Among investment companies in which Delaware Diversified Value Fund may invest subject to the above limitations are certain exchange traded investment companies which replicate U.S. or foreign stock indices, such as SPDRs or WWEBs.

Fixed-Income Securities

         Fixed-income securities consists of bonds, notes debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed-income investments in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed-income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

Money Market Instruments

         The Fund may invest for defensive purposes in corporate government bonds and notes and money market instruments. Money market instruments in which the Fund may invest include U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the U.S. and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments.

Convertible Securities

         Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

         Capital appreciation for the Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

         In general, investments in non-investment grade convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher rated fixed-income securities. Such lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which react more to fluctuations in the general level of interest rates. The Fund will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on the Fund of any single investment, it does not reduce the overall risk of investing in lower rated securities.


High Yield, High Risk Securities


         Delaware Decatur Equity Income Fund may invest up to 15% of its net assets in high yield, high risk fixed-income securities. These securities are rated lower than BBB by Standard & Poor's Ratings Group ("S&P"), Baa by Moody's Investors Service, Inc. ("Moody's") and/or rated similarly by another rating agency, or, if unrated, are considered by the Manager to be of equivalent quality. The Fund will not invest in securities which are rated lower than C by S&P, Ca by Moody's or similarly by another rating agency, or, if unrated, are considered by the Manager to be of a quality that is lower than such ratings.


         In the past, in the opinion of the Manager, the high yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The Manager intends to maintain an adequately diversified portfolio of these bonds. While diversification can help to reduce the effect of an individual default on the Fund, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn.

         Medium and low-grade bonds held by the Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.


         The economy and interest rates may affect these high yield, high risk securities differently than other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the Fund's net asset value per share.

Concentration

         In applying Fund's policy on concentration: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

ACCOUNTING AND TAX ISSUES


         When the Fund writes a call option, an amount equal to the premium received by it is included in the section of the Fund's assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Fund has written expires on its stipulated expiration date, the Fund recognizes a short-term gain. If the Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         Other Tax Requirements - The Fund has qualified, and intends to continue to qualify, as regulated investment companies under Subchapter M of the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes. The Trustees reserve the right not to maintain the qualification of the Fund as a regulated investment company if is determines such course of action to be beneficial to shareholders. In such case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

         In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain specific requirements, including:

         (i) The Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

         (ii) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

         (iii) The Fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

         The Code requires the Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year, 98% of its capital gain net income earned during the 12 month period ending October 31 and 100% of any undistributed amount from the prior year to shareholders by December 31 of each year in order to avoid federal excise tax. The Fund intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         When the Fund holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

         The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, the Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         Investment in Foreign Currencies and Foreign Securities - The Fund is authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to the
Fund:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, or forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Fund.

         If the Fund's Section 988 losses exceed the Fund's other net investment company taxable income during a taxable year, the Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions of federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

         The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

         Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

         Investment in Passive Foreign Investment Company Securities - The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. The Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules generally would be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by the Fund (if any), the amounts distributable to you by the Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Fund acquires shares in that corporation. While the Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

PERFORMANCE INFORMATION

         From time to time, the Fund may state its Classes' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-year, five-years and ten-years, or life-of-fund, periods, as applicable. The Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC, or other CDSC, applicable only to certain redemptions of those shares will not be deducted from any computation of total return. See the Prospectuses for the Fund Classes for a description of the Limited CDSC, or other CDSC, and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:


                                        n
                                 P(1 + T) = ERV

        Where:            P    = a hypothetical initial purchase order of
                                 $1,000 from which, in the case of only Class
                                 A Shares, the maximum front-end sales charge
                                 is deducted;
                          T    = average annual total return;

                          n    = number of years;

                        ERV    = redeemable value of the hypothetical $1,000
                                 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

         Total return performance for each Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will reflect, as applicable, the maximum sales charge, or CDSC, paid with respect to the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         The performance of the Class of the Fund, as shown below, is the average annual total return quotations through November 30, 2003, computed as described above.

         The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. Pursuant to applicable regulation, total return shown for the Institutional Class of Delaware Decatur Equity Income Fund for the periods prior to the commencement of operations of such Class is calculated by taking the performance of the respective Class A Shares and adjusting it to reflect the elimination of all sales charges.

         The average annual total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at November 30, 2003. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at November 30, 2003 and therefore does not reflect the deduction of a CDSC.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

         Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the period presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and my be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

         The average annual total return for each Class is shown for the 1-year, 5-year or 10 year periods ending November 30, 2003. If a Class has not been in existence for a full 1-year, 5-year or 10-year periods, then Lifetime returns are shown. Lifetime returns are not shown if performance information exists for the 10-year period.
                          Average Annual Total Returns

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 1 year        5 years       10 years
Delaware Decatur Equity Income Fund                                               ended          ended          ended       Life of
                                                                               11/30/03       11/30/03       11/30/03       Fund(4)
-----------------------------------------------------------------------------------------------------------------------------------
Class A (at offer before taxes)(1), (2)                                           7.80%         -1.18%          7.89%           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Class A (at offer after taxes on distributions)(1), (2)                           7.45%         -2.64%          4.88%           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Class A (at offer after taxes on distributions and sale of fund
shares)(1), (2)                                                                   4.76%         -1.36%          5.19%           N.A
-----------------------------------------------------------------------------------------------------------------------------------
Class A (at NAV before taxes)(2)                                                 14.34%          0.00%          8.53%           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Class B (including CDSC before taxes)(3)                                          9.47%         -1.11%            N/A         7.85%
-----------------------------------------------------------------------------------------------------------------------------------
Class B (including CDSC after taxes on distributions)(3)                          9.45%         -2.31%            N/A         5.41%
-----------------------------------------------------------------------------------------------------------------------------------
Class B (including CDSC after taxes on distributions and sale of fund
shares)(3)                                                                        5.81%         -1.14%            N/A         5.56%
-----------------------------------------------------------------------------------------------------------------------------------
Class B (excluding CDSC before taxes)                                            13.47%         -0.75%            N/A         7.85%
-----------------------------------------------------------------------------------------------------------------------------------
Class C (including CDSC before taxes)                                            12.53%         -0.75%            N/A         6.33%
-----------------------------------------------------------------------------------------------------------------------------------
Class C (including CDSC after taxes on distributions)                            12.51%         -1.93%            N/A         3.87%
-----------------------------------------------------------------------------------------------------------------------------------
Class C (including CDSC after taxes on distributions and sale of fund
shares)                                                                           7.69%         -0.86%            N/A         4.28%
-----------------------------------------------------------------------------------------------------------------------------------
Class C (excluding CDSC before taxes)                                            13.53%         -0.75%            N/A         6.33%
-----------------------------------------------------------------------------------------------------------------------------------
Class R (before taxes)                                                              N/A            N/A            N/A         7.51%
-----------------------------------------------------------------------------------------------------------------------------------
Class R (after taxes on distributions)                                              N/A            N/A            N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Class R (after taxes on distributions and sale of fund shares)                      N/A            N/A            N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Class (before taxes)                                               14.64%          0.25%          8.74%           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Class (after taxes on distributions)                               14.16%         -1.33%          5.59%           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Class (after taxes on distributions and sale of fund
shares)                                                                           8.96%         -0.28%          5.83%           N/A
-----------------------------------------------------------------------------------------------------------------------------------


(1) Effective November 2, 1998, the maximum front-end sales charge is 5.75%. The above performance numbers are calculated using 5.75% as the applicable sales charge for all time periods.

(2) Performance figures reflect the applicable Rule 12b-1 distribution expenses that apply on and after May 2, 1994.

(3) Effective November 18, 2002, the CDSC schedule for Class B Shares will be changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter. The above figures have been calculated using this new schedule. For the period of November 2, 1998 through November 18, 2002, the CDSC schedule for Class B Shares was: (i) 5.00% if shares are redeemed within one year of purchase (ii) 4.00% if shares are redeemed during the second year; (iii) 3.00% if shares are redeemed during the third or fourth year; (iv) 2.00% if shares are redeemed during the fifth year; (v) 1.00% if shares are redeemed during the sixth year; and (v) 0% thereafter.

(4) Date of initial public offering of Delaware Decatur Equity Income Fund Class A was March 18, 1957; Delaware Decatur Equity Income Fund Institutional Class was January 13, 1994, Delaware Decatur Equity Income Fund Class B was September 6, 1994; Delaware Decatur Equity Income Fund Class C was November 29, 1995 and Delaware Decatur Equity Income Fund Class R was June 2, 2003.

         Delaware Decatur Equity Income Fund may also quote their respective Classes' current yield in advertisements and investor communications.


         The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                        a-b    6
                             YIELD = 2[(---- + 1) - 1]
                                         cd

        Where:       a   = dividends and interest earned during the period;
                     b   = expenses accrued for the period (net of
                           reimbursements);
                     c   = the average daily number of shares outstanding
                           during the period that were entitled
                           to receive dividends;
                     d   = the maximum offering price per share on the last
                           day of the period.

         The above formula will be used in calculating quotations of yield of each Class, based on specified 30-day periods identified in advertising by the Fund. The 30-day yields of each Class of the Fund listed below as of November 30, 2003 were as follows:

        Class A                            1.01%
        Class B                            0.39%
        Class C                            0.38%
        Class R                            0.78%
        Institutional Class                1.37%


        Yield calculations assume the maximum front-end sales charge and expense limitations, if any, and do not reflect the deduction of any contingent deferred sales charge. Actual yield on Class A Shares may be affected by variations in front-end sales charges on investments. Actual yields on Class A Shares, Class B Shares and Class C Shares would have been lower had any Limited CDSC or CDSC been applied.


         Past performance, such as reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any class of the Fund in the future. Investors should note that the income earned and dividends paid by the Fund will vary with the fluctuation of interest rates and performance of the portfolio.

         The Delaware Decatur Equity Income Fund's investment strategy relies on the consistency, reliability and predictability of corporate dividends. Dividends tend to rise over time, despite market conditions, and keep pace with rising prices; they are paid out in "current" dollars. And, just as important, current dividend income can help lessen the effects of adverse market conditions. This dividend discipline, coupled with the potential for capital gains, seeks to provide investors with a consistently higher total-rate-of-return over time.

         From time to time, the Fund may also quote each Class' actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund (or Class) may be compared to data prepared by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. or to the S&P 500 or the Dow Jones Industrial Average.


         Lipper maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The Russell 2000 Index TR is a total return weighted index which is comprised of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index and is calculated on a monthly basis. The Russell Top 200 Index measures the performance of the 200 largest companies in the Russell 1000 Index. The NASDAQ Composite Index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Market System traded foreign common stocks and American Depository Receipts. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. A direct investment in an unmanaged index is not possible.


         In addition, the performance of multiple indices compiled and maintained by statistical research firms, such as Citigroup Global Markets, Inc. (formerly Salomon Smith Barney) and Lehman Brothers may be combined to create a blended performance result for comparative performances. Generally, the indices selected will be representative of the types of securities in which the Fund may invest and the assumptions that were used in calculating the blended performance will be described.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. The Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of the Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Coverdell Education Savings Accounts) and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Fund and may illustrate how to find the listings of the Fund in newspapers and periodicals. Materials may also include discussions of other funds, products, and services.

         The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. The Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to the Fund may include information regarding the background and experience of its portfolio managers.

         The following tables are examples, for purposes of illustration only, of cumulative total return performance for each Class of the Fund through November 30, 2003. Pursuant to applicable regulation, total return shown for the Institutional Class of Delaware Decatur Equity Income Fund for the periods prior to the commencement of operations of such Class is calculated by taking the performance of the respective Class A Shares and adjusting it to reflect the elimination of all sales charges. For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods, but does not reflect any income taxes payable by shareholders on the reinvested distributions. The performance of Class A Shares reflects the maximum front-end sales charge of 5.75% paid on the purchases of shares but may also be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. Past performance is no guarantee of future results.

                            Cumulative Total Returns

---------------------------------------------------------------------------------------------------------------------------------
                               Class A                                 Class B       Class B      Class C      Class C
Delaware Decatur Equity        Shares       Class A                     Shares        Shares       Shares      Shares
Income Fund                      (at        Shares     Institutional  (including    (excluding   (including   (excluding  Class R
                            Offer)(1),(2)  (at NAV)(2)      Class       CDSC)(3)       CDSC)        CDSC)       CDSC)      Shares
---------------------------------------------------------------------------------------------------------------------------------
3 months ended 11/30/03           -1.57%        4.43%         4.49%        0.19%        4.19%         3.23%        4.23%    4.28%
---------------------------------------------------------------------------------------------------------------------------------
6 months ended 11/30/03            2.08%        8.32%         8.52%        3.95%        7.95%         6.97%        7.97%      N/A
---------------------------------------------------------------------------------------------------------------------------------
9 months ended 11/30/03           19.09%       26.36%        26.69%       21.68%       25.68%        24.68%       25.68%      N/A
---------------------------------------------------------------------------------------------------------------------------------
1 year ended 11/30/03              7.80%       14.34%        14.64%        9.47%       13.47%        12.53%       13.53%      N/A
---------------------------------------------------------------------------------------------------------------------------------
3 years ended 11/30/03            -5.89%       -0.16%         0.60%       -5.08%       -2.42%        -2.34%       -2.34%      N/A
---------------------------------------------------------------------------------------------------------------------------------
5 years ended 11/30/03            -5.77%       -0.01%         1.26%       -5.41%       -3.71%        -3.69%       -3.69%      N/A
---------------------------------------------------------------------------------------------------------------------------------
10 years ended 11/30/03          113.66%      126.66%       131.24%          N/A          N/A           N/A          N/A      N/A
---------------------------------------------------------------------------------------------------------------------------------
15 years ended 11/30/03          245.01%      266.05%       273.44%          N/A          N/A           N/A          N/A      N/A
---------------------------------------------------------------------------------------------------------------------------------
Life of Fund(4)               13,199.33%   14,013.41%    14,298.44%      101.01%      101.01%        63.41%       63.41%    7.51%
---------------------------------------------------------------------------------------------------------------------------------


(1) Effective November 2, 1998, the maximum front-end sales charge is 5.75%. The above performance numbers are calculated using 5.75% as the applicable sales charge for all time periods.

(2) Performance figures reflect the applicable Rule 12b-1 distribution expenses that apply on and after May 2, 1994.


(3) Effective November 18, 2002, the CDSC schedule for Class B Shares will be changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter. The above figures have been calculated using this new schedule. For the period of November 2, 1998 through November 18, 2002, the CDSC schedule for Class B Shares was: (i) 5.00% if shares are redeemed within one year of purchase (ii) 4.00% if shares are redeemed during the second year; (iii) 3.00% if shares are redeemed during the third or fourth year; (iv) 2.00% if shares are redeemed during the fifth year; (v) 1.00% if shares are redeemed during the sixth year; and (v) 0% thereafter.

(4) Date of initial public offering of Delaware Decatur Equity Income Fund Class A was March 18, 1957; Delaware Decatur Equity Income Fund Institutional Class was January 13, 1994, Delaware Decatur Equity Income Fund Class B was September 6, 1994; Delaware Decatur Equity Income Fund Class C was November 29, 1995 and Delaware Decatur Equity Income Fund Class R was June 2, 2003.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and other mutual funds available from the Delaware Investments family will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the investment disciplines employed in seeking the objectives of the Fund and the other funds in the Delaware Investments family. The Distributor may also from time to time cite general or specific information about the institutional clients of an affiliate of the Manager, including the number of such clients serviced by the affiliate.


Dollar-Cost Averaging

         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval - for example, monthly or quarterly - as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.


         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. Investors also should consider their financial ability to continue to purchase shares during periods of low fund share prices. Delaware Investments offers three services - Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option - that can help to keep your regular investment program on track. See Direct Deposit Purchase Plan, Automatic Investing Plan and Wealth Builder Option under Purchasing Shares - Investing by Electronic Fund Transfer for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share of a stock or bond fund over a period of time will be lower than the average price per share of the Fund for the same time period.


                          Investment             Price Per               Number of
                           Amount                  Share             Shares Purchased
                          ----------             ---------           ----------------
Month 1                     $100                   $10.00                   10
Month 2                     $100                   $12.50                    8
Month 3                     $100                   $ 5.00                   20
Month 4                     $100                   $10.00                   10
--------------------------------------------------------------------------------------
                            $400                   $37.50                   48

Total Amount Invested:  $400
Total Number of Shares Purchased: 48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of the Fund or any stock or bond fund in the Delaware Investments family.

         Dollar-cost averaging can be appropriate for investments in shares of funds that tend to fluctuate in value. Please obtain the prospectus of any fund in the Delaware Investments family in which you plan to invest through a dollar-cost averaging program. The prospectus contains additional information, including charges and expenses. Please read it carefully before you invest or send money.


The Power of Compounding

         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. The Fund may include illustrations showing the power of compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE


         Equity Funds II selects brokers or dealers to execute transactions on behalf of the Fund to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund involved pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty. A number of trades are made on a net basis where the Fund either buy the securities directly from the dealer or sell them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

         During the fiscal years ended November 30, 2001, 2002 and 2003, the aggregate dollar amounts of brokerage commissions paid by Delaware Decatur Equity Income Fund were $4,007,802, $3,350,306 and $2,175,363, respectively.

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended November 30, 2003, portfolio transactions of Delaware Decatur Equity Income Fund in the amounts of $1,515,718,775, resulting in brokerage commissions of $2,176,535 were directed to brokers for brokerage and research services provided.

         As provided in the Securities Exchange Act of 1934 (the "1934 Act") and the Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order that receives allocation may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Equity Funds II's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.


         Consistent with the NASD Regulation, Inc. ("NASDR(SM)") rules, and subject to seeking best execution, the Fund may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of funds in the Delaware Investments family as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Portfolio Turnover

         Portfolio trading will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Fund's investment objective.

         The degree of portfolio activity may affect brokerage costs of the Fund and taxes payable by the Fund's shareholders. A turnover rate of 100% would occur, for example, if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year, or if a single investment was frequently traded. In investing to achieve its investment objective, the Fund may hold securities for any period of time. Portfolio turnover will also be increased if the Fund writes a large number of call options, which are subsequently exercised. To the extent the Fund realizes gains on securities held for less than six months, such gains are taxable to the shareholder subject to tax or to the Fund at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. High portfolio turnover involves correspondingly greater brokerage costs and may affect taxes payable by shareholders that are subject to federal income taxes.

         The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of securities for the particular fiscal year by the monthly average of the value of the securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         For the past two fiscal years, portfolio turnover rates were as follows:

-------------------------------------------------------------------------
                                                   2003          2002
-------------------------------------------------------------------------
Delaware Decatur Equity Income Fund                77%           99%
-------------------------------------------------------------------------

         The Fund generally have a portfolio turnover rate below 100%.

PURCHASING SHARES

         The Distributor serves as the national distributor for the Fund's shares and has agreed to use its best efforts to sell shares of the Fund. See the Prospectuses for information on how to invest. Shares of the Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Equity Funds II or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. However, effective as of January 30, 1998, the minimum initial investment for new shareholder accounts in Delaware Decatur Equity Income Fund is $100 and subsequent purchases for these accounts must be at least $25. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, trustees and employees of any Delaware Investments fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for Class R and the Institutional Class, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Equity Funds II will reject any purchase order for more than $100,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Equity Funds II reserves the right to reject any order for the purchase of its shares of either Fund if in the opinion of management such rejection is in such Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASDR(SM) has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. Equity Funds II and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectuses. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase; (ii) 3.25% if shares are redeemed during the second year after purchase; (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth or fifth year following purchase; (v) 1.50% if shares are redeemed during the sixth year following purchase and (vi) 0% thereafter. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1.00% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Class R shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge. Class R shares are subject to annual 12b-1 Plan expenses for the life of the investment.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.


         Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Class shares represent a proportionate interest in the Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B, Class C Shares and Class R Shares, of any expenses under that Fund's 12b-1 Plans.


         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or Class R Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Equity Funds II for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements - Class A, B and C Shares

The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1.00% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         Class R Shares have no front-end sales charge and are not subject to a CDSC, but incur annual 12b-1 expenses of up to a maximum of 0.60%. Class A Shares generally are not available for purchase by anyone qualified to purchase Class R Shares.

         In comparing Class B Shares and Class C Shares to Class R Shares, investors should consider the higher 12b-1 Plan expenses on Class B Shares and Class C Shares. Investors also should consider the fact that, like Class B Shares and Class C Shares, Class R Shares do not have a front-end sales charge and, unlike Class B Shares and Class C Shares, Class R Shares are not subject to a CDSC. In Comparing Class B Shares to Class R shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each Class is subject and the desirability of an automatic conversion feature to Class A Shares (with lower annual 12b-1 Plan fees), which is available only for Class B Shares and does not subject the investor to a CDSC.


         For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R Shares, from the proceeds of the 12b-1 Plan fees. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares, Class C Shares and Class R Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans (including for Class R Shares) and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes.


         Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Class Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the amounts of 12b-1 Plan expenses relating to Class A Shares, Class B Shares, Class C Shares and Class R Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares

         Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectuses, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission

         As described in the Prospectuses, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.


         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of the Fund. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares


         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1.00%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of the Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1.00% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares, below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

Deferred Sales Charge Alternative - Class B Shares

         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1.00% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares

         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of the Fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative - Class C Shares

         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1.00% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plans Under Rule 12b-1 for the Fund Classes

         Pursuant to Rule 12b-1 under the 1940 Act, Equity Funds II has adopted a separate plan for each of the Class A Shares, Class B Shares, Class C Shares and Class R Shares of the Fund (the "Plans"). Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class of shares to which the Plan applies. The Plans do not apply to Institutional Class of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Class. Shareholders of the Institutional Class may not vote on matters affecting the Plans.

         The Plans permit the Fund, pursuant to its Distribution Agreement, to pay out of the assets of the Class A Shares, Class B Shares, Class C Shares and Class R Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, the Fund may make payments out of the assets of Class A Shares, Class B Shares, Class C Shares and Class R Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by the Fund under its Plans, and the Fund's Distribution Agreements, is on an annual basis, up to 0.30% of average daily net assets for the year of Class A Shares, up to 1.00% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and the Class C Shares' average daily net assets for the year and up to 0.60% of Class R Shares' average daily net assets for the year.

         Although the maximum fee payable under the 12b-1 Plan relating to Delaware Decatur Equity Income Fund A Class is 0.30% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plan relating to Delaware Decatur Equity Income Fund A Class, will be equal to the sum of: (i) the amount obtained by multiplying 0.30% by the average daily net assets represented by Delaware Decatur Equity Income Fund A Class shares that were or are acquired by shareholders on or after May 2, 1994, and (ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by Delaware Decatur Equity Income Fund A Class shares that were acquired before May 2, 1994. While this is the method to be used to calculate the 12b-1 fees to be paid by Delaware Decatur Equity Income Fund A Class under its Plan, the fee is a Class A Shares' expense so that all shareholders of Delaware Decatur Equity Income Fund A Class, regardless of when they purchased their shares, will bear 12b-1 expenses at the same rate. As Class A Shares are sold on or after May 2, 1994, the initial rate of at least 0.10% will increase over time. Thus as the proportion of Delaware Decatur Equity Income Fund A Class shares purchased on or after May 2, 1994 to outstanding Class A Shares of Delaware Decatur Equity Income Fund increases, the expenses attributable to payments under the Plan will also increase (but will not exceed 0.30% of average daily net assets). While this describes the current basis for calculating the fees which will be payable under Delaware


         Delaware Decatur Equity Income Fund A Class' Plan, such Plan permits a full 0.30% on the Fund's Class A Shares' assets to be paid at any time following appropriate Board approval.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares, Class C Shares and Class R Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreements, as amended, have all been approved by the Board of Trustees of Equity Funds II, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of Equity Funds II and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the Trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares, Class C Shares and Class R Shares of the Fund and that there is a reasonable likelihood of the Plan relating to the Fund Class providing a benefit to that Class. The Plans and the Distribution Agreements, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Fund Class, as well as by a majority vote of those Trustees who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of that Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the noninterested Trustees of Equity Funds II having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Trustees who are not "interested persons" of Equity Funds II must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

         For the fiscal year ended November 30, 2003, payments from Delaware Decatur Equity Income Fund Class A, Class B, Class C and Class R Shares amounted to $2,332,823, $772,712, $126,892 and $543, respectively. Such amounts were used for the following purposes:


--------------------------------------------------------------------------------------------------------------------
Delaware Decatur Equity Income Fund                      Class A         Class B         Class C          Class R
--------------------------------------------------------------------------------------------------------------------
Advertising                                                 $9,387             ---              $5              ---
--------------------------------------------------------------------------------------------------------------------
Annual/Semiannual Reports                                  $13,681             ---            $328              ---
--------------------------------------------------------------------------------------------------------------------
Broker Trails                                           $1,764,739        $192,286        $100,351             $452
--------------------------------------------------------------------------------------------------------------------
Broker Sales Charges                                           ---        $389,979         $14,471              ---
--------------------------------------------------------------------------------------------------------------------
Dealer Service Expenses                                        ---             ---             ---              ---
--------------------------------------------------------------------------------------------------------------------
Interest on Broker Sales Charges                               ---        $190,447          $1,204              ---
--------------------------------------------------------------------------------------------------------------------
Commissions to Wholesalers                                     ---             ---             ---              ---
--------------------------------------------------------------------------------------------------------------------
Promotional - Broker Meetings                                  ---             ---             ---              ---
--------------------------------------------------------------------------------------------------------------------
Promotional - Other                                       $114,089             ---          $2,261               $1
--------------------------------------------------------------------------------------------------------------------
Prospectus Printing                                        $27,932             ---            $427              ---
--------------------------------------------------------------------------------------------------------------------
Telephone                                                      ---             ---             ---              ---
--------------------------------------------------------------------------------------------------------------------
Wholesaler Expenses                                       $402,995             ---          $7,845              $90
--------------------------------------------------------------------------------------------------------------------
Other                                                          ---             ---             ---              ---
--------------------------------------------------------------------------------------------------------------------



Other Payments to Dealers - Class A Shares, Class B Shares, Class C Shares and Class R Shares

         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value

         Class A Shares of the Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Current and former officers, Trustees/Directors and employees of Equity Funds II, any other fund in the Delaware Investments family, the Manager or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives, and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares of the Fund and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created at net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase shares at net asset value.

         Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of the Fund in the Delaware Investments Family of Funds may exchange into Class A shares of another Fund at net asset value.

         Any class members included in the settlement of Blanke v. Lincoln National Corporation and Lincoln National Life Insurance Company may purchase Class A shares of the Delaware Decatur Equity Income Fund at net asset value for a period of 90 days after the final settlement date. The initial purchase of such shares must be for an amount of at least $1,000 and must comply with the Amended Notice of Class Action, Proposed Settlement and Fairness Hearing. Class members may call 800 960-0366 to receive information regarding the settlement.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, trustees and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.


         Purchases of Class A Shares of the Fund at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of the Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. ("RFS") proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of the Fund in the Delaware Investments family and such employer has properly represented to, and received written confirmation back from RFS in writing that it has the requisite number of employees. See Group Investment Plans for information regarding the applicability of the Limited CDSC.


         Purchases of Class A Shares at net asset value also may be made by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A NAV Agreement with respect to such retirement platforms.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.


         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to the Fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.


         Equity Funds II must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans

         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

         A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial advisor's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares, above.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Letter of Intention

         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Equity Funds II which provides for the holding in escrow by the Transfer Agent, of 5.00% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Those purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all Classes of shares of the Fund and of the other mutual funds in Delaware Investments previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments fund that did carry a front-end sales charge, CDSC or Limited CDSC.


         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Fund and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege


         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Fund and all other Delaware Investments mutual funds. In addition, if you are an investment advisory client of the Manager's affiliates you may include assets held in a stable value account in the total amount. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC.


         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).


Rights of Accumulation

         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Fund and all other Delaware Investments mutual funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.


12-Month Reinvestment Privilege

         Holders of Class A Shares and Class B Shares of the Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

         Any reinvestment directed to the Fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisors or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans

         Group Investment Plans which are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares described in the Prospectus, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans for the Fund Classes under Investment Plans for information about Retirement Plans.

         The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from the Fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange. Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

Class R Shares

         Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware Investments' retirement recordkeeping system that are offering Class R shares to participants.

Institutional Class

         The Institutional Class of the Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; (e) registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services; (f) certain plans qualified under Section 529 of the Internal Revenue Code for which Delaware Service Company, Inc., the Distributor, or the Manager or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services ("Eligible 529 Plans") and (g) programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares.

         Shares of Institutional Class are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.


INVESTMENT PLANS

Reinvestment Plan/Open Account


         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Class of the Fund are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares, Class R Shares and Institutional Class at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds

         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares, Class C Shares and Class R Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Fund, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to the Fund in which the investor does not then have an account will be treated like all other initial purchases of the Fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Fund, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares, Class C Shares or Class R Shares. Dividends from Class B Shares may only be directed to other Class B Shares, dividends from Class C Shares may only be directed to other Class C Shares and dividends from Class R Shares may only be directed to other Class R Shares

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange


         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in the Fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares of the Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares, Class C Shares or Class R Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of the Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of the Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of the Fund and Class C Shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund. Holders of Class R Shares of the Fund are permitted to exchange all or part of their Class R Shares only into Class R Shares of other Delaware Investments funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such fund.

         Permissible exchanges into Class A Shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing proceeds from Eligible 529 Plans

         The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments Family of Funds will qualify for treatment as if such proceeds had been exchanged from another Fund within the Delaware Investments Family of Funds rather than transferred from the Eligible 529 Plan, as described in Investing by Exchange under Investment Plans. The treatment of your redemption proceeds from an Eligible 529 Plan described in this paragraph does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of the Delaware Investments Family of Funds into an Eligible 529 Plan.


Investing by Electronic Fund Transfer

         Direct Deposit Purchase Plan--Investors may arrange for either Fund to accept for investment in Class A Shares, Class B Shares, Class C Shares or Class R Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail

         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. Either Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Equity Funds II for proper instructions.

MoneyLine(SM) On Demand


         You or your investment dealer may request purchases of Fund Class shares of the Fund by phone using MoneyLine(SM) On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund do not charge a fee for this service; however, your bank may charge a fee.


Wealth Builder Option

         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.


         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.


Asset Planner

         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial advisor, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B, Class C Shares and Class R Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Retirement Plans for the Fund Classes


         An investment in the Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and the new Roth IRA and Coverdell Education Savings Account ("Coverdell ESA").

         Among the retirement plans that Delaware Investments offers, Class B Shares are available only by IRAs, SIMPLE IRAs, Roth IRAs, Coverdell ESAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $100,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.


         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See Institutional Class, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.


         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans

         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares, Class C Shares and Class R Shares.

Individual Retirement Account ("IRA")

         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.

IRA Disclosures

         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Coverdell ESA are available in addition to the existing deductible IRA and non-deductible IRA.

Deductible and Non-deductible IRAs

         An individual can contribute up to $3,000 in his or her IRA through 2004. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan.

         In June 2001, The Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current amount of $3,000 will rise to $5,000 in 2008 with annual inflation adjustment thereafter. Individuals who have attained age 50 by the end of the calendar year will be eligible to make additional "catch up" contributions of $500 for 2002 through 2005, and $1,000 beginning in 2006.

         The annual contribution limits through 2008 are as follows:

         -------------------------------------------------------------------------------------------
                 Calendar Year                   Under Age 50                Age 50 or above
         -------------------------------------------------------------------------------------------
                   2003-2004                        $3,000                        $3,500
         -------------------------------------------------------------------------------------------
                      2005                          $4,000                        $4,500
         -------------------------------------------------------------------------------------------
                   2006-2007                        $4,000                        $5,000
         -------------------------------------------------------------------------------------------
                      2008                          $5,000                        $6,000
         -------------------------------------------------------------------------------------------


         Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $3,000 in 2003 through 2004 and increased limits in subsequent years are still available if the taxpayer's AGI is below $40,000 ($60,000 for taxpayers filing joint returns) for tax years beginning in 2003. A partial deduction is allowed for married couples with income between $60,000 and $70,000, and for single individuals with incomes between $40,000 and $50,000. These income phase-out limits are annual increased until they reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.


         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions. The non-deductible contribution may not exceed the excess amount allowed as a deduction stated above over the amount actually allowed as a deduction under the AGI limitations.

         Under the law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.

Conduit (Rollover) IRAs

         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs

         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $3,000 each year can be made to a new Roth IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the $3,000 annual limit will not be reduced by any contributions to a deductible or non-deductible IRA for the same year. The limits after 2002 are the same as for a regular IRA. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000, and for couples filing jointly with AGI between $150,000 and $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and previously deducted contributions held in the IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply.


Coverdell Education Savings Accounts ("Coverdell ESA")

         For taxable years beginning after December 31, 1997, a Coverdell ESA has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $2,000 per year and qualifying expenses will no longer be limited to those related to higher education.


         Elementary (including kindergarten) and secondary public, private or religious school tuition expenses will now qualify. The new law specifically permits as elementary and secondary school expenses academic tutoring; certain computer technology; and expenses for uniforms, transportation and extended day programs.


         The $2,000 annual limit is an addition to the $3,000 annual contribution limit as applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Coverdell ESAs. In addition, multiple Coverdell ESAs can be created for the same beneficiary, however, the contribution limit of all contributions for a single beneficiary cannot exceed the annual limit.

         The $2,000 annual contribution limit for a Coverdell ESA is phased out ratably for single contributors with modified AGI between $95,000 and $110,000, and for couples filing jointly with modified AGI of between $150,000 and $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to a Coverdell ESA established on behalf of any other individual.

         Distributions from a Coverdell ESA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in a Coverdell ESA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher education expenses. Tax-free (and penalty-free) transfers and rollovers of account balances from one Coverdell ESA benefiting one beneficiary to another Coverdell ESA benefiting a different beneficiary (as well as redesignations of the named beneficiary) is permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.


Group IRAs and Group Roth IRAs

         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Fund.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (I) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

Simplified Employee Pension Plan ("SEP/IRA")

         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")

         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan

         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares, Class C Shares and Class R Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")

         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

Deferred Compensation Plan for State and Local Government Employees ("457")

         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

SIMPLE IRA

         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)

         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or certain other authorized persons. See Distribution and Service under Investment Management Agreement. Orders for purchases of Class B Shares, Class C Shares, Class R Shares and Institutional Class shares are effected at the net asset value per share next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern Time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the financial statements for the Fund, which are incorporated by reference into this Part B.

         The Fund's net asset value per share is computed by adding the value of all the Fund's securities and other assets, deducting any liabilities of the Fund, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. Portfolio securities, except for bonds, which are primarily traded on a national or foreign securities exchange are generally valued at the closing price on that exchange, unless such closing prices are determined to be not readily available pursuant to the Fund's pricing procedures. Options are valued at the last reported sales price or, if no sales are reported, at the mean between bid and asked prices. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated into U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board of Trustees. Subject to the foregoing, for securities for which market quotations are not readily available and other assets the Manager uses methods approved by the Board of Trustees that are designed to price securities at their fair market value.

         Each Class of the Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in that Fund represented by the value of shares of such Classes, except that the Institutional Class will not incur any of the expenses under the relevant Fund's 12b-1 Plans and Class A Shares, Class B Shares, Class C Shares and Class R Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of the Fund will vary.

REDEMPTION AND EXCHANGE

         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of the Fund. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve a capital gain or loss to the shareholder for federal tax purposes. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.


         The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Equity Funds II has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of the Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase (ii) 3.25% if shares are redeemed during the second year following purchase; (iii) 2.75% if shares are redeemed during the third following purchase; (iv) 2.25% if shares are redeemed during the fourth or fifth year following purchase; (v) 1.50% if shares are redeemed during the sixth year following purchase and (vi) 0% thereafter. Class C Shares are subject to a CDSC of 1.00% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there may be a bank wire cost, neither the Fund nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Fund for a longer period of time than if the investment in New Shares were made directly.

Written Redemption

         You can write to the Fund at 2005 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares and Institutional Class Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange


         You may also write to the Fund (at 2005 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.


Telephone Redemption and Exchange

         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Fund nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption - Check to Your Address of Record

         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption - Proceeds to Your Bank


Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange

         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine(SM) On Demand

         You or your investment dealer may request redemptions of Fund shares by phone using MoneyLineSM On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLineSM On Demand transactions. See MoneyLineSM On Demand under Investment Plans.

Timing Accounts

         Right to Refuse Timing Accounts -With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Fund will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or
(iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

         Redemptions of Timing Accounts -Redemption requests made from Timing Accounts will be made only by check. Redemption proceeds from these accounts will not be wired to shareholder bank accounts. Such checks will be sent no later than seven days after receipt of a redemption request in good order.

         Restrictions on Timed Exchanges - Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds: (1) Delaware Decatur Equity Income Fund, (2) Delaware Growth and Income Fund, (3) Delaware Balanced Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware Tax-Free USA Fund, (6) Delaware Cash Reserve Fund, (7) Delaware Delchester Fund and (8) Delaware Tax-Free Pennsylvania Fund. No other Delaware Investments funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. The Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans

         Shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in the Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than or equal to 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waiver of Contingent Deferred Sales Charges, below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLineSM Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.


         The Systematic Withdrawal Plan is not available for the Institutional Class of the Fund. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.


Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value

         For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission as described in the Prospectus.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Fund or Class A Shares acquired in the exchange.


         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares

         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions form an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived; and (x) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares).

Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares

         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares also is waived for any group retirement plan (excluding defined benefit pensions plans) (i) that purchases share through a retirement plan alliance, provided that Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program, and (ii) for which Retirement Financial Services, Inc. provides fully-bundled retirement plan services and maintains participant records on its proprietary recordkeeping system.

                                      * * *

         In addition, the CDSC will be waived on Class A Shares, Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DIVIDENDS AND REALIZED SECURITIES PROFITS, DISTRIBUTIONS AND TAXES


         Each Class of shares of the Fund will share proportionately in the investment income and expenses of the Fund, except that Class A Shares, Class B Shares, Class C Shares and Class R Shares alone will incur distribution fees under their respective 12b-1 Plans.

         Delaware Decatur Equity Income Fund intends to pay dividends from net investment income on a quarterly basis. Distributions of net capital gains, if any, realized on sales of investments will be distributed annually during the quarter following the close of the fiscal year.

         All dividends and any capital gains distributions will be automatically credited to the shareholder's account in additional shares of the same Class unless, in the case of shareholders in the Fund Classes, the shareholder requests in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

         Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services. See also Other Tax Requirements under Accounting and Tax Issues.

         Dividends from net investment income (e.g., dividends and interest incurred in the operation of the Fund) and short-term capital gains distributions are treated by shareholders as ordinary income, subject to the rules for qualified dividends enacted by JGTRRA, for federal income tax purposes, whether received in cash or in additional shares. Distributions from net long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates described below. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. The Fund is treated as a single tax entity and capital gains for the Fund will be calculated separately.

         The Fund will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

         Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Delaware Investments fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

         Any loss incurred on the redemption or exchange of shares held for six months or less is treated as long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.


         All or any portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

         A portion of the Fund's dividends may qualify for the dividends-received deduction for corporations provided in the federal income tax law. The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to Fund shareholders, and cannot exceed the gross amount of dividends received by such Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period, then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

         The Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by the Fund.

Jobs and Growth Tax Relief Reconciliation Act of 2003

         On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA) .The new law reduces the tax rate on dividends and capital gains to 15% (5% for taxpayers with income in the lower brackets; 0% for those taxpayers in 2008).

Reduction of Tax Rate on Dividends

         Qualifying dividends received by the funds after December 31, 2002, will be taxed at a rate of 15% (5% for taxpayers with income in the lower brackets; 0% for these taxpayers in 2008). Prior law will apply for tax years beginning after December 31, 2008. Dividends paid on foreign corporation stocks that are readily tradable on U.S. securities markets are eligible for the lower rates.

         The amount of ordinary dividends qualifying for the lower tax rates that may be paid by a regulated investment company (RIC) for any tax year may not exceed the amount of the aggregate qualifying dividends received by the RIC, unless that aggregate is at least 95% of the RIC gross income (as specially computed), in which case the entire dividend qualifies. Obviously, money market and bond mutual fund distributions will generally not qualify.

         The lower tax rates are not available for dividends to the extent that the taxpayer is obligated to make related payments with respect to positions in substantially similar or related property (e.g., payments in lieu of dividends under a short sale). The capital gain rates also do not apply to (1) dividends received from an organization that was exempt from tax under Section 501 or was a tax-exempt farmers' cooperative in either the tax year of the distribution or the preceding tax year; (2) dividends received from a mutual savings bank that received a deduction under Section 591; or (3) deductible dividends paid on employer securities (i.e., under Section 404(k)).

         Owners whose shares are lent in short sales would not qualify for the lower rate. The lower tax rates would not apply under the law as enacted to "payments in lieu of dividends," which are received by someone whose stock is loaned to a short-seller. Brokerages have commonly lent stock out of margin accounts to short sellers, but may need to accommodate investors who do not want to receive unfavorable dividend treatment because their stock was lent out. Depending on the details of regulations that may be issued later this year, brokerages may decide to limit any such loans after 2003 to securities that are held in accounts owned by tax-indifferent parties, such as pension funds. The legislative history indicates that the Service is to be liberal in waiving penalties for failure to report substitute payments properly for payors who are making good-faith efforts to comply, but cannot reasonably do so given the time needed to update their systems.

Reduction of Tax Rate on Capital Gains

         Under JGTRRA, the top individual rate on adjusted net capital gain, which was generally 20% (10% for taxpayers in the 10% and 15% brackets), is reduced to 15% (5% for taxpayers with income in the lower brackets). These lower rates apply to both the regular tax and the alternative minimum tax. The lower rates apply to assets held more than one year. For taxpayers with income in the lower brackets, the 5% rate is reduced to 0% for 2008.

         The tax rate on short-term capital gains is unchanged, and they will continue to be taxed at the ordinary income rate. The capital gains changes apply to sales and exchanges (and installment payments received) on or after May 6, 2003, but not with respect to tax years beginning after December 31, 2008.

         The special tax rates for gains on assets held for more than five years (8% for taxpayers with income in the 10% and 15% brackets; 18% for other taxpayers with respect to assets purchased after 2000) have been repealed.

Back-up Withholding Changes

         Prior to the passage of JGTRRA the backup withholding rate for shareholders that did not provide taxpayer identification numbers was 30%. This rate has been reduced to 28%, retroactive to January 1, 2003.


INVESTMENT MANAGEMENT AGREEMENT

         The Manager, located at 2005 Market Street, Philadelphia, PA 19103, furnishes investment management services to the Fund, subject to the supervision and direction of Equity Funds II's Board of Trustees.


         The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The Investment Management Agreement for the Fund is dated November 23, 1999 and was approved by the initial shareholder on that date. The Agreement provides for an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund to which the Agreement relates, and only if the terms and the renewal thereof have been approved by the vote of a majority of the trustees of Equity Funds II or by the Manager. The Agreement will terminate automatically in the event of its assignment.


         The Investment Management Agreement provides that the Fund shall pay the Manager an annual management fee as a percentage of average daily net assets equal to:

         ----------------------------------------------------
         0.65% on first $500 million
         0.60% on next $500 million
         0.55% on next $1,500 million
         0.50% on assets in excess of $2,500 million
         ----------------------------------------------------

         On November 30, 2003, the total net assets of the Fund was $1,028,735,838.

         Under the general supervision of the Board of Trustees, the Manager makes all investment decisions which are implemented by Equity Funds II's Trading Department. The Manager pays the salaries of all trustees, officers and employees of Equity Funds II who are affiliated with the Manager. Except for those expenses borne by the Manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, the Fund is responsible for all of its own expenses. Among others, these include the Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

         Set forth below is information regarding the amount of investment advisory fees incurred, paid and waived, if any, by the Fund to the Manager during the periods indicated.


                 ------------------------------------------------------------------------------------------------
                 Investment Advisory Fees                 Incurred              Paid                Waived
                 ------------------------------------------------------------------------------------------------
                 12/1/02-11/30/03                        $6,008,284           $6,008,284             N/A
                 ------------------------------------------------------------------------------------------------
                 12/1/01-11/30/02                        $7,061,684          $7,061,684              N/A
                 ------------------------------------------------------------------------------------------------
                 12/1/00-11/30/01                        $8,359,244          $8,359,244              N/A
                 ------------------------------------------------------------------------------------------------

Proxy Voting Policy

         The Fund has formally delegated to its investment manager, Delaware Management Company (the "Manager"), the ability to make all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Manager has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Manager's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

         In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and other Manager clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Manager will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

         Because the Fund has delegated proxy voting to the Manager, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Manager receives on behalf of the Fund is voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.


Distribution and Service


         The Distributor, Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA 19103, serves as the national distributor for the Fund under Distribution Agreements dated May 15, 2003. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund on behalf of Class A Shares, Class B Shares, Class C Shares and Class R Shares under their respective 12b-1 Plans. Delaware Distributors, Inc. ("DDI") is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Fund's financial intermediary wholesaler pursuant to a Second Amended and Restated Financial Intermediary Distribution Agreement with the Distributor dated August 21, 2003. LFD shall: (i) promote the sale of the Fund's shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"); (ii) create messaging and packaging for certain non-regulatory sales and marketing materials related to the Fund; and (iii) produce such non-regulatory sales and marketing materials related to the Fund. The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055. The rate of compensation, which is calculated and paid monthly, to LFD for the sales of shares of the retail funds of Delaware Investments Family of Funds (excluding the shares of Delaware VIP Trust series, money market funds and house accounts and shares redeemed within 30 days of purchase) is a non-recurring fee equal to the amount shown below:

        --------------------------------------------------------------------------------------------------------
                                                                                         Basis Points on Sales
        --------------------------------------------------------------------------------------------------------
        Retail Mutual Funds (Class A, B and C Shares)                                            0.50%
        --------------------------------------------------------------------------------------------------------
        Merrill Lynch Connect Program                                                            0.25%
        --------------------------------------------------------------------------------------------------------
        Registered Investment Advisors and
        H.D. Vest Institutional Classes                                                          0.45%
        --------------------------------------------------------------------------------------------------------
        Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and                  0%
        Delaware International Value Equity Fund Class I Shares
        --------------------------------------------------------------------------------------------------------

         In addition to the non-recurring fee set forth above, the Distributor pays LFD a fee at the annual rate set forth below of the average daily net assets of Fund shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries, including those Fund shares sold before the date of this Agreement.

        --------------------------------------------------------------------------------------------------------
                                                                                         Basis Points on Sales
        --------------------------------------------------------------------------------------------------------
        Retail Mutual Funds (including shares of money market funds and house accounts           0.04%
        and shares redeemed within 30 days of purchase)
        --------------------------------------------------------------------------------------------------------
        Merrill Lynch Connect Program                                                               0%
        --------------------------------------------------------------------------------------------------------
        Registered Investment Advisors and
        H.D. Vest Institutional Classes                                                          0.04%
        --------------------------------------------------------------------------------------------------------
        Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and               0.04%
        Delaware International Value Equity Fund Class I Shares
        --------------------------------------------------------------------------------------------------------

         The fees associated with LFD's services to the Fund are borne exclusively by the Distributor and not by the Fund.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 2005 Market Street, Philadelphia, PA 19103, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to an agreement dated April 19, 2001. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.


OFFICERS AND TRUSTEES

         The business and affairs of Equity Funds II are managed under the direction of its Board of Trustees.


         Certain officers and trustees of Equity Funds II hold identical positions in each of the other funds in the Delaware Investments family. On January 31, 2004, Equity Funds II's officers and trustees owned less than 1% of the outstanding shares of each Class of the Delaware Decatur Equity Income Fund.

         As of January 31, 2004, management believes the following shareholders held of record 5% or more of the outstanding shares of a Class. Management does not have knowledge of beneficial owners.

---------------------------------------------------------------------------------------------------------------------------------
Class                                    Name and Address of Account                          Share Amount         Percentage
---------------------------------------------------------------------------------------------------------------------------------
Delaware Decatur Equity Income Fund      Merrill Lynch, Pierce Fenner &Smith                  243,661.310            5.47%
Class B                                  For The Sole Benefit Of Its Customers
                                         Attention: Fund Administration SEC#97FA4
                                         4800 Deer Lake Drive East, 2nd Fl
                                         Jacksonville FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Decatur Equity Income Fund      Merrill Lynch, Pierce Fenner &Smith                  111,271.830            9.56%
Class C                                  For The Sole Benefit Of Its Customers
                                         Attention: Fund Administration SEC#97HY6
                                         4800 Deer Lake Drive East, 2nd Fl
                                         Jacksonville FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Decatur Equity Income Fund      Merrill Lynch, Pierce Fenner &Smith                   49,416.710           99.99%
Class R                                  For The Sole Benefit Of Its Customers
                                         Attention: Fund Administration SEC#97016
                                         4800 Deer Lake Drive East, 2nd Fl
                                         Jacksonville FL  32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Decatur Equity Income Fund      RS 401(K) Plan                                     1,121,975.160           37.15%
Institutional Class                      Day & Zimmerman Start
                                         Attention: Sandy Geist
                                         1818 Market Street
                                         Philadelphia PA  19103-3638
---------------------------------------------------------------------------------------------------------------------------------
                                         RS Non Trust 401k Plan                               596,806.110           19.76%
                                         Elevator Constructors Annuity
                                         401k Plan
                                         1818 Market Street
                                         Philadelphia PA  19103-3638
---------------------------------------------------------------------------------------------------------------------------------
                                         RS DMC Employee Profit Sharing Plan                  215,204.520            7.12%
                                         Delaware Management Company
                                         Employee Profit Sharing Trust
                                         C/O Rick Seidel
                                         1818 Market Street
                                         Philadelphia PA  19103-3638
---------------------------------------------------------------------------------------------------------------------------------


         DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc. Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Lincoln Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., DIAL Holding Company, Inc., Delaware International Holdings Ltd., Delaware International Advisers Ltd., Retirement Financial Services, Inc. and LNC Administrative Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH and Delaware International Advisers Ltd. are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

         Trustees and principal officers of Equity Funds II are noted below along with their ages and their business experience for the past five years.



                                                                                              Number of              Other
                             Position(s)                                                Portfolios in Fund   Directorships Held
Name, Address and             Held with    Length of Time    Principal Occupation(s)   Complex Overseen by     by Trustee or
Birthdate                       Fund           Served          During Past 5 Years     Trustee or Officer         Officer
-------------------------- ---------------- --------------- ------------------------- ---------------------   ------------------
Interested Trustee

Jude T. Driscoll(2)       Chairman and        4 Years -      Since August 2000, Mr. Driscoll      80                  None
2005 Market Street         Trustee(4)      Executive Officer  has served in various executive
Philadelphia, PA 19103                                        capacities at different times
                                                                at Delaware Investments1

March 10, 1963                              Trustee since
                                            May 15, 2003         Senior Vice President and
                                                                 Director of Fixed-Income
                                                                 Process - Conseco Capital
                                                                        Management
                                                                (June 1998 - August 2000)

                                                             Managing Director - NationsBanc
                                                                     Capital Markets
                                                               (February 1996 - June 1998)

Independent Trustees

Walter P. Babich             Trustee          16 Years           Board Chairman - Citadel        98                  None
2005 Market Street                                               Construction Corporation
Philadelphia, PA 19103                                               (1989 - Present)

October 1, 1927

John H. Durham               Trustee          25 Years(3)            Private Investor            98                Trustee -
2005 Market Street                                                                                             Abington Memorial
Philadelphia, PA 19103                                                                                             Hospital

August 7, 1937                                                                                               President/Director -
                                                                                                               22 WR Corporation




                                                                                              Number of              Other
                               Position(s)                                                Portfolios in Fund   Directorships Held
Name, Address and               Held with    Length of Time    Principal Occupation(s)   Complex Overseen by     by Trustee or
Birthdate                         Fund           Served          During Past 5 Years     Trustee or Officer         Officer
---------------------------- ---------------- --------------- ------------------------- ---------------------   ------------------
Independent Trustees (continued)

John A. Fry                     Trustee(4)     4 Years    President - Franklin & Marshall         80                  None
2005 Market Street                                                    College
Philadelphia, PA 19103                                         (June 2002 - Present)

May 28, 1960                                                 Executive Vice President -
                                                             University of Pennsylvania
                                                              (April 1995 - June 2002)

Anthony D. Knerr                 Trustee      11 Years      Founder/Managing Director -           98                  None
2005 Market Street                                           Anthony Knerr & Associates
Philadelphia, PA 19103                                         (Strategic Consulting)
                                                                  (1990 - Present)
December 7, 1938

Ann R. Leven                     Trustee      15 Years     Treasurer/Chief Fiscal Officer         98               Director -
2005 Market Street                                           - National Gallery of Art                            Andy Warhol
Philadelphia, PA 19103                                             (1994 - 1999)                                   Foundation

November 1, 1940                                                                                                   Director -
                                                                                                                 Systemax Inc.

Thomas F. Madison                Trustee      10 Years       President/Chief Executive            98               Director -
2005 Market Street                                          Officer - MLM Partners, Inc.                         Banner Health
Philadelphia, PA 19103                                     (Small Business Investing and
                                                                     Consulting)                                   Director -
February 25, 1936                                             (January 1993 - Present)                            Center Point
                                                                                                                     Energy

                                                                                                                   Director -
                                                                                                               Digital River Inc.

                                                                                                                   Director -
                                                                                                               Rimage Corporation

Janet L. Yeomans                 Trustee       5 Years        Vice President/Mergers &            98                  None
2005 Market Street                                                 Acquisitions -
Philadelphia, PA 19103                                             3M Corporation
                                                              (January 2003 - Present)

July 31, 1948

                                                                 Ms. Yeomans has held
                                                                  various management
                                                                  positions at 3M
                                                                Corporation since 1983.


                                                                                             Number of               Other
                               Position(s)                                                Portfolios in Fund   Directorships Held
Name, Address and               Held with    Length of Time    Principal Occupation(s)   Complex Overseen by     by Trustee or
Birthdate                         Fund           Served          During Past 5 Years     Trustee or Officer         Officer
---------------------------- ---------------- --------------- ------------------------- ---------------------   ------------------
Officers

Joseph H. Hastings           Executive Vice   Executive Vice     Mr. Hastings has served in        98                  None
2005 Market Street            President and    President and  various executive capacities at
Philadelphia, PA 19103            Chief       Chief Financial   different times at Delaware
                                Financial      Officer since            Investments
December 19, 1949                Officer      August 21, 2003

Richelle S. Maestro            Senior Vice      Chief Legal      Ms. Maestro has served in         98                  None
2005 Market Street             President,      Officer since  various executive capacities at
Philadelphia, PA 19103         Chief Legal    March 17, 2003    different times at Delaware
                               Officer and                              Investments

November 26, 1957               Secretary

Michael P. Bishof              Senior Vice        8 Years         Mr. Bishof has served in         98                  None
2005 Market Street            President and                   various executive capacities at
Philadelphia, PA 19103          Treasurer                       different times at Delaware
                                                                        Investments

August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the funds of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

         Following is additional information regarding investment professionals affiliated with Equity Funds II.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Principal Occupation(s) During
Name, Address and Birthdate         Position(s) Held with the Fund      Length of Time Served                Past 5 Years
-----------------------------------------------------------------------------------------------------------------------------------
J. Paul Dokas                       Senior Vice President/Director             5 years              Mr. Dokas has served in various
2005 Market Street                    of Research - Quantitative                                        executive capacities at
Philadelphia, PA 19103-7094                                                                           different times at Delaware
                                                                                                             Investments.

October 17, 1959
-----------------------------------------------------------------------------------------------------------------------------------
Timothy G. Connors                  Senior Vice President/Director             5 years                 Mr. Connors has served in
2005 Market Street                    of Research - Fundamental                                     various executive capacities at
Philadelphia, PA 19103-7094                                                                           different times at Delaware
                                                                                                             Investments.

October 7, 1953
-----------------------------------------------------------------------------------------------------------------------------------
John B. Fields                       Senior Vice President/Senior              10 years            Mr. Fields has served in various
2005 Market Street                        Portfolio Manager                                             executive capacities at
Philadelphia, PA 19103-7094                                                                           different times at Delaware
                                                                                                             Investments.

June 30, 1945
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Principal Occupation(s) During
Name, Address and Birthdate         Position(s) Held with the Fund      Length of Time Served                Past 5 Years
-----------------------------------------------------------------------------------------------------------------------------------
Francis X. Morris                    Senior Vice President/Senior              6 Years             Mr. Morris has served in various
2005 Market Street                        Portfolio Manager                                             executive capacities at
Philadelphia, PA 19103-7094                                                                           different times at Delaware
                                                                                                             Investments.

March 28, 1961
-----------------------------------------------------------------------------------------------------------------------------------
Robert L. Arnold                   Vice President/Senior Portfolio             10 years            Mr. Arnold has served in various
2005 Market Street                             Manager                                                  executive capacities at
Philadelphia, PA 19103-7094                                                                           different times at Delaware
                                                                                                             Investments.

January 10, 1964
-----------------------------------------------------------------------------------------------------------------------------------


         The following table shows each Trustee's ownership of shares of the Fund and of all Delaware Investments funds as of December 31, 2003.

----------------------------------------------------------------------------------------------------------------------------------
                                  Dollar Range of Equity                    Aggregate Dollar Range of Equity Securities in All
                                     Securities in the                    Registered Investment Companies Overseen by Trustee in
Name                                        Fund                                     Family of Investment Companies
----------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll               Delaware Decatur Equity Income Fund -                                 None
                                         $50,001 - $100,000
----------------------------------------------------------------------------------------------------------------------------------
Walter A. Babich                                None                                            Over $100,000
----------------------------------------------------------------------------------------------------------------------------------
John H. Durham                                  None                                            Over $100,000
----------------------------------------------------------------------------------------------------------------------------------
John A. Fry                                     None                                            Over $100,000
----------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr                                None                                          $10,001 - $50,000
----------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                   Delaware Decatur Equity Income Fund -                            Over $100,000
                                         $50,001 - $100,000
----------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison                               None                                          $10,001 - $50,000
----------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans                                None                                          $10,001 - $50,000
----------------------------------------------------------------------------------------------------------------------------------

         The following is a compensation table listing for each Trustee entitled to receive compensation, the aggregate compensation received from Equity Funds II during its fiscal year and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a trustee or trustee during Equity Funds II's fiscal year and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of November 30, 2003. Only the independent trustees of Equity Funds II receive compensation from Equity Funds II.


-----------------------------------------------------------------------------------------------------------------------------------
                                                        Pension or Retirement
                           Aggregate Compensation      Benefits Accrued as Part    Estimated Annual   Total Compensation from
                            received from Equity         of Equity Funds II's       Benefits Upon     the Investment Companies
Trustees                          Funds II                     Expenses             Retirement(1)    in Delaware Investments(2)
-----------------------------------------------------------------------------------------------------------------------------------
Walter P. Babich                    $7,789                    none                    $61,000                $94,733
-----------------------------------------------------------------------------------------------------------------------------------
John H. Durham                      $6,755                    none                    $61,000                $84,733
-----------------------------------------------------------------------------------------------------------------------------------
John A. Fry                         $6,724                    none                    $45,750                $68,308
-----------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr                    $6,823                    none                    $61,000                $85,399
-----------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                        $7,606                    none                    $61,000                $95,733
-----------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison                   $7,229                    none                    $61,000                $92,066
-----------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans                    $7,229                    none                    $61,000                $92,066
-----------------------------------------------------------------------------------------------------------------------------------

(1) Under the terms of the Delaware Investments Retirement Plan for Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as Trustee/Director for a period equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible Trustee/Director retired as of November 30, 2003, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.

(2) Each independent Trustee/Director (other than John A. Fry) currently receives a total annual retainer fee of $61,000 for serving as a Trustee/Director for all 32 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John A. Fry receives a total annual retainer fee of $45,750 for serving as a Trustee/Director for 24 investment companies in Delaware Investments, plus $2,358 for each Board Meeting attended. The following compensation is in the aggregate from all investment companies in the complex. Members of the audit committee receive additional compensation of $2,000 for each meeting. Members of the nominating committee receive additional compensation of $1,500 for each meeting. In addition, the chairpersons of the audit and nominating committees each receive an annual retainer of $5,000 and $1,000, respectively. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $10,000.

         The Board of Trustees has the following committees:


         Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent auditors and the full Board of Trustees. The Audit Committee of Fund consists of the following three independent trustees appointed by the Board: Ann R. Leven, Chairperson; Thomas F. Madison; and Jan L. Yeomans. The Audit Committee held six meetings during Equity Funds II's last fiscal year.

         Nominating Committee: This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for independent trustees. The Nominating Committee will consider selections for Board of Directors nominations from shareholders. The Nominating Committee of the Fund currently consists of the following three trustees/directors appointed by the Board: Anthony D. Knerr, Chairperson; John H. Durham; and John A. Fry, all of whom are independent. The Nominating Committee held one meeting during Equity Funds II's last fiscal year.

GENERAL INFORMATION

         Equity Funds II is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the Investment Company Act of 1940. Equity Funds II was first organized as a Delaware corporation in 1956 and was subsequently reorganized as a Maryland corporation on March 4, 1983 and as a Delaware business trust on November 23, 1999.

         Equity Funds II's Board of Trustees is responsible for overseeing the performance of the Fund's investment advisor and determining whether to approve and/or renew the Fund's investment management agreements. When the Board considers whether to renew an investment management agreement, it considers various factors that include:

o The nature, extent and quality of the services provided by the investment advisor.

o The investment performance of the fund's assets managed by the investment advisor.

o    The fair market value of the services provided by the investment advisor.

o Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

o The extent to which the investment advisor has realized or will realize economies of scale as the fund grows.

o Other benefits accruing to the investment advisor or its affiliates from its relationship with the fund.

o The investment advisor's management of the operating expenses of the fund, such as transaction costs, including how portfolio transactions for the fund are conducted and brokers are chosen.

         In reviewing the investment management agreements for the Fund, the Board of Trustees considered the Fund's performance relative to its peers and benchmark, the investment process and controls used in managing the Fund, the Fund's fees and expenses relative to its peers, the experience and qualifications of personnel responsible for managing the Fund and quality of other services provided to the Fund in addition to investment advice.

         The Board met in executive session to approve the investment management agreements, and was advised by outside counsel as to the adequacy of the materials provided. The Board was supportive of the changes and felt that management had been responsive to the concerns expressed by the Board during the previous year. The Board found that the Fund's performance was strong overall. The Board was pleased with staffing upgrades and additions that had occurred within the Fund's investment advisor during the past year. The Board found the Fund's fees to be in line with fees charged to comparable funds in the industry.

         The Board also reviewed the quality of services performed by the investment advisor's affiliates on behalf of the Fund, including fund accounting, transfer agent, administrative and shareholder services. The Board also considered the prestigious DALBAR service awards received by the investment advisor's affiliate for the quality of service it provided to Fund investors.

         The Manager is the investment manager of the Fund. The Manager also provides investment management services to certain of the other funds available from the Delaware Investments family. An affiliate of the Manager manages private investment accounts. While investment decisions of the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund.


         The Manager and its affiliate Delaware International Advisers Ltd. manage several of the investment options for Delaware-Lincoln ChoicePlus and Delaware MedallionSM III Variable Annuities. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. ChoicePlus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through ChoicePlus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity, although actual performance will differ due to such factors as different expense levels, asset size and its timing of purchases and redemptions. See Delaware VIP Trust in Appendix B.


         The Delaware Investments Family of Funds, the Manager, the Distributor and the Financial intermediary wholesaler, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Fund, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Delaware Investments Family of Funds, the Manager, the Distributor and the Financial intermediary wholesaler are on public file with, and are available from, the SEC.

         The Distributor acts as national distributor for the Fund and for the other mutual funds in the Delaware Investments family. The Distributor ("DDLP") received net commissions from the Fund on behalf of their respective Class A Shares, after reallowances to dealers, as follows:

--------------------------------------------------------------------------------------------------------------------------------
                            Total Amount of Underwriting
Fiscal Year Ended                    Commission                Amounts Reallowed to Dealers       Net Commission to DDLP
--------------------------------------------------------------------------------------------------------------------------------
Delaware Decatur Equity Income Fund
--------------------------------------------------------------------------------------------------------------------------------
11/30/03                              $443,723                         $397,027                           $46,696
--------------------------------------------------------------------------------------------------------------------------------
11/30/02                              $510,943                         $441,099                           $69,844
--------------------------------------------------------------------------------------------------------------------------------
11/30/01                              $557,049                         $481,995                           $75,054
--------------------------------------------------------------------------------------------------------------------------------

         The Distributor received Limited CDSC payments with respect to Class A Shares of the Fund as follows:

-------------------------------------------------------------------------
Fiscal Year Ended           Delaware Decatur Equity Income Fund Class A
-------------------------------------------------------------------------
11/30/03                                       $---
-------------------------------------------------------------------------
11/30/02                                      $1,937
-------------------------------------------------------------------------
11/30/01                                      $2,852
-------------------------------------------------------------------------

         The Distributor received CDSC payments with respect to Class B Shares of the Fund as follows:

-------------------------------------------------------------------------
Fiscal Year Ended           Delaware Decatur Equity Income Fund Class B
-------------------------------------------------------------------------
11/30/03                                      163,554
-------------------------------------------------------------------------
11/30/02                                     $272,683
-------------------------------------------------------------------------
11/30/01                                     $285,658
-------------------------------------------------------------------------

         The Distributor received CDSC payments with respect to Class C Shares of the Fund as follows:

-------------------------------------------------------------------------
Fiscal Year Ended           Delaware Decatur Equity Income Fund Class C
-------------------------------------------------------------------------
11/30/03                                       $950
-------------------------------------------------------------------------
11/30/02                                      $3,332
-------------------------------------------------------------------------
11/30/01                                      $1,651
-------------------------------------------------------------------------

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Investments Family of Funds. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge for (i) each open and closed account on the their records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis ("Shareholder Accounts"); and (ii) each account on a retirement processing system ("Retirement Accounts"). These charges are as follows:

              Shareholder Accounts          $21.25 Per Annum
              Retirement Accounts           $30.00 Per Annum

         These charges are assessed monthly on a pro rata basis and determined by using the number of Shareholder and Retirement Accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees.

         The Transfer Agent also provides accounting services to the Fund. Those services include performing all functions related to calculating the Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments Family of Funds for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.020% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to the Fund and the other mutual funds in the Delaware Investments Family of Funds, on an aggregate pro rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculation based on the type and number of classes per Fund.

         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Equity Funds II's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Equity Funds II to delete the words "Delaware Group" from Equity Funds II's name.

         The JPMorgan Chase Bank ("JPMorgan"), 4 Chase Metrotech Center, Brooklyn, NY 11245, is custodian of the Fund's securities and cash. As custodian for the Fund, JPMorgan maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

Capitalization

         Equity Funds II has an unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. A fund offers four classes of shares, each representing a proportionate interest in the assets of that Fund, and each having the same voting and other rights and preferences as the other classes, except that shares of the fund's Institutional Class may not vote on matters affecting that fund's Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares of the fund may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of the fund may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plans relating to its Class A Shares. General expenses of the fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Rule 12b-1 Plans of the Fund's Class A, Class B, Class C Shares and Class R Shares will be allocated solely to those classes.


         All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

         While shares of Equity Funds II have equal voting rights on matters affecting the Fund, the Fund would vote separately on any matter which it is directly affected by, such as any change in its fundamental investment policies and as otherwise prescribed by the 1940 Act. Shares of the Fund have a priority in that Fund's assets, and in gains on and income from the portfolio of that Fund.

         Shares of each Class of the fund represent a proportionate interest in the assets of such Fund, and have the same voting and other rights and preferences as the other classes of that Fund, except that shares of the fund's Institutional Class may not vote on any matter affecting the Fund Classes' Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares of the fund may vote only on matters affecting the 12b-1 Plan that relates to the Class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the fund under the 12b-1 Plan relating to its Class A Shares. General expenses of the fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the 12b-1 Plans of the Fund's Class A Shares, Class B Shares and Class C Shares will be allocated solely to those classes.

         Prior to January 13, 1994, Delaware Decatur Equity Income Fund offered only one class of shares, the class currently designated Class A Shares. Beginning January 13, 1994, Delaware Decatur Equity Income Fund began offering its Institutional Class; beginning September 6, 1994, Delaware Decatur Equity Income Fund began offering its Class B Shares; beginning November 29, 1995, Delaware Decatur Equity Income Fund began offering its Class C Shares; and beginning June 2, 2003, Delaware Decatur Equity Income Fund began offering its Class R Shares.

         Prior to May 2, 1994, the Decatur Equity Income Fund series was named the Decatur I Series (which was known and did business as Decatur Fund I). From May 2, 1994 to September 5, 1994, Decatur Equity Income Fund A Class was known as the Decatur Income Fund class and prior to May 2, 1994, it was known as the Decatur Fund I class. From May 2, 1994 to September 5, 1994, Decatur Equity Income Fund Institutional Class was known as the Decatur Income Fund (Institutional) class and prior to May 2, 1994, it was known as the Decatur Fund I (Institutional) class.

         Effective as of the close of business on February 21, 1997, the name Delaware Group Decatur Fund, Inc. was changed to Delaware Group Equity Funds II, Inc.

         Effective as of the close of business on January 28, 1999, the name of Decatur Income Fund and its Classes changed to Decatur Equity Income Fund.

         Effective as of the close of business on August 16, 1999, the name of Decatur Equity Income Fund and its Classes changed to Delaware Decatur Equity Income Fund.

         Effective November 23, 1999, Delaware Group Equity Funds II, Inc. changed its name to Delaware Group Equity Funds II.

Noncumulative Voting

         Equity Funds II's shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Equity Funds II voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

FINANCIAL STATEMENTS


         Ernst & Young LLP serves as the independent auditors for Delaware Group Equity Funds II and, in its capacity as such, audits the annual financial statements contained in the Fund's Annual Report. The Fund's Statement of Net Assets, Statement of Operations, Statements of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, for the fiscal year ended November 30, 2003, are included in the Fund's Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the report of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

APPENDIX A - RATINGS

Bonds

Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from Standard & Poor's ("S&P") description of its bond ratings:
AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

APPENDIX B - INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS
FAMILY


        Delaware Diversified Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high-yield, higher risk securities, investment-grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

        Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.


        Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. As a balanced fund, the fund invests at least 25% of its assets in fixed-income securities and the remaining in equity securities. Delaware Devon Fund seeks total return. It will invest primarily in common stocks. It will focus on common stocks that the manager believes to have potential for above-average earnings per share growth over time.


        Delaware Decatur Equity Income Fund seeks high current income and capital appreciation. It invests primarily in dividend-paying stocks of large, well-established companies. Delaware Diversified Value Fund seeks capital appreciation with current income as a secondary objective by investing in dividend-paying stocks and income producing securities that are convertible into common stocks. Delaware Growth and Income Fund seeks capital appreciation with current income as a secondary objective. It invests primarily in common stocks of large, well-established companies. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

        Delaware American Services Fund seeks to provide long-term capital growth. It invests primarily in stocks of U.S. companies in the financial services, business services and consumer services sectors. Delaware Small Cap Growth Fund seeks to provide long-term capital growth by investing in common stocks of small growth-oriented or emerging growth companies that we believe offer above average opportunities for long-term price appreciation. Delaware Technology and Innovation Fund seeks to provide long-term capital growth by investing primarily in stocks the investment advisor believes will benefit from technological advances and improvements. Delaware Trend Fund seeks capital appreciation by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

        Delaware Diversified Growth Fund seeks capital appreciation by investing in stocks of companies that have growth potential that exceeds the average anticipated growth rate. Delaware Growth Opportunities Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

        Delaware Dividend Income Fund seeks to provide high current income and the potential for capital appreciation by investing primarily in income generating securities (debt and equity). Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

        Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Delaware Balanced Allocation Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Delaware Income Allocation Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Delaware Growth Allocation Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds. Delaware S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes large U.S. companies.

        Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Delaware International Small Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. Delaware International Value Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income.


        Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as secondary objective, high current income. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities market: high-yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities.

        Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

        Delaware REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

        Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.


        Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

        Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

        Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining a dollar-weighted average effective maturity from five to ten years.

        Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

        Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital.

        Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.


        Delaware Core Equity Fund seeks long-term capital appreciation. The Fund typically invests in large capitalization companies with relatively consistent earnings and growth records. Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments.


         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

        Delaware VIP Trust offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Delaware VIP Balanced Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. Delaware VIP Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Delaware VIP Cash Reserve Series is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Delaware VIP Diversified Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed income securities markets: high-yield, higher risk securities; investment grad fixed-income securities; and foreign government and other foreign fixed-income securities. Delaware VIP Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. Delaware VIP Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. Delaware VIP Growth Opportunities Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware VIP High Yield Series seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. Delaware VIP International Value Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. Delaware VIP Large Cap Value Series seeks capital appreciation with current income as a secondary objective. It seeks to achieve its objective by investing primarily in common stocks of large, well-established companies. Delaware VIP REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. Delaware VIP Select Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. Delaware VIP Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Delaware VIP Trend Series seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. Delaware VIP U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.


        For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

        Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus.

                                     PART C
                                Other Information

Item 23.  Exhibits
          --------

          (a)     Agreement and Declaration of Trust.

                  (1) Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 113 filed November 22, 1999.

                  (2) Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 113 filed November 22, 1999.

          (b) By-Laws. By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 113 filed November 22, 1999.

          (c)     Copies of All Instruments Defining the Rights of Holders.

                  (1) Agreement and Declaration of Trust. Articles III, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 113 filed November 22, 1999.

                  (2) By-Laws. Article II of By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 113 filed November 22, 1999.

          (d)     Investment Management Agreement.

                  (1)    Executed Investment Management Agreement (November 23,
                         1999) between Delaware Management Company and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 116 filed November 27, 2000.

          (e)     (1) Distribution Agreements.

                         (i) Executed Distribution Agreement (May 15, 2003) between Delaware Distributors, L.P. and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 122 filed November 24, 2003.

                         (ii) Executed Second Amended and Restated Financial Intermediary Distribution Agreement (August 21,
                               2003) between Delaware Distributors, L.P. and Lincoln Financial Distributors, Inc. on behalf of the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 122 filed November 24, 2003.

                  (2) Dealer's Agreement. Dealer's Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 119 filed January 29, 2003.

                  (3) Vision Mutual Fund Gateway Agreement. Vision Mutual Fund Gateway Agreement (November 2000) incorporated into this filing by reference to Post-Effective Amendment No. 119 filed January 29, 2003.

                  (4) Registered Investment Advisers Agreement. Registered Investment Advisers Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 119 filed January 29, 2003.

                  (5)    Bank/Trust Agreement. Bank/Trust Agreement (January
                         2001) incorporated into this filing by reference to Post-Effective Amendment No. 119 filed January 29, 2003.

          (f)     Inapplicable.

          (g)     Custodian Agreement.

                  (1) Executed Global Custody Agreement (May 1996) between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 116 filed November 27, 2000.

                         (i) Executed Amendment to Global Custody Agreement (July 1, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 119 filed January 29, 2003.

                         (ii)  Executed Amendment No. 1 to Schedule A (July 17,
                               2003) of Global Custody incorporated into this filing by reference to Post-Effective Amendment No. 122 filed November 24, 2003.

                  (2)    Executed Letter to JPMorgan Chase Bank (February 24,
                         1997) to add Delaware Social Awareness Fund (formerly named Quantum Fund) to the Global Custody Agreement incorporated into this filing by reference to Post-Effective Amendment No. 116 filed November 27, 2000.

                  (3)    Executed Letter to JPMorgan Chase Bank (August 24,
                         1998) to add Delaware Decatur Equity Income Fund (formerly named Decatur Income Fund) and Delaware Growth and Income Fund (formerly named Decatur Total Return Fund) to the Global Custody Agreement incorporated into this filing by reference to Post-Effective Amendment No. 116 filed November 27, 2000.

                  (4)    Executed Letter to JPMorgan Chase Bank (September 14,
                         1998) to add Delaware Diversified Value Fund to the Global Custody Agreement incorporated into this filing by reference to Post-Effective Amendment No. 116 filed November 27, 2000.

                  (5)    Executed Securities Lending Agreement (December 22,
                         1998) with JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 116 filed November 27, 2000.

                         (i) Executed Amendment to Securities Lending Agreement (October 1, 2002) incorporated into this filing by reference to Post-Effective Amendment No. 119 filed January 29, 2003.

                         (ii)  Executed Amendment No. 1 to Schedule A (July 17,
                               2003) of Securities Lending Agreement
                               incorporated into this filing by reference to Post-Effective Amendment No. 122 filed November 24, 2003.

          (h)     Other Material Contracts.

                  (1)    Executed Shareholder Services Agreement (April 19,
                         2001) between Delaware Service Company, Inc. and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 121 filed on April 30, 2003.

                         (i) Executed Amendment Letter (August 23, 2002) to Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 122 filed November 24, 2003.

                         (ii) Executed Schedule A (August 24, 2002) to Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 122 filed November 24, 2003.

                         (iii) Executed Schedule B (May 15, 2003) to Shareholder
                               Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 122 filed November 24, 2003.

                  (2) Executed Delaware Family of Funds Fund Accounting Agreement (August 19, 1996) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 106 filed December 10, 1996 and to Post-Effective Amendment No. 110 filed July 1, 1998.

                         (i) Executed Schedule B (May 16, 2002) to Delaware Family of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 119 filed January 29, 2003.

                         (ii) Executed Amendment No. 27 (October 1, 2003) to Delaware Family of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 122 filed November 24, 2003.

          (i) Opinion of Counsel. Incorporated into this filing by reference to Post-Effective Amendment No. 113 filed November 22, 1999.

          (j)     Consent of Auditors. Attached as Exhibit.

          (k)     Inapplicable.

          (l)     Inapplicable.

          (m)     Plans under Rule 12b-1.

                  (1) Plan under Rule 12b-1 (April 19, 2001) for each Fund's A Class incorporated into this filing by reference to Post-Effective Amendment No. 118 filed January 31, 2002.

                  (2) Plan under Rule 12b-1 (April 19, 2001) for each Fund's B Class incorporated into this filing by reference to Post-Effective Amendment No. 118 filed January 31, 2002.

                  (3) Plan under Rule 12b-1 (April 19, 2001) for each Fund's C Class incorporated into this filing by reference to Post-Effective Amendment No. 118 filed January 31, 2002.

                  (4) Plan under Rule 12b-1 (May 1, 2003) for each Fund's R Class incorporated into this filing by reference to Post-Effective Amendment No. 121 filed April 30, 2003.

          (n) Plan under Rule 18f-3. Incorporated into this filing by reference to Post-Effective Amendment No. 121 filed April 30, 2003.

          (o)     Inapplicable.

          (p)     Codes of Ethics.

                  (1) Codes of Ethics for the Delaware Investments Family of Funds attached as Exhibit.

                  (2) Codes of Ethics for Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Distributors, L.P. attached as Exhibit.

                  (3) Code of Ethics for Lincoln Financial Distributors, Inc. incorporated into this filing by reference to Post-Effective Amendment No 121 filed April 30, 2003.

          (q) Power of Attorney. Incorporated into this filing by reference to Post-Effective Amendment No. 122 filed November 24, 2003.

Item 24.  Persons Controlled by or under Common Control with Registrant.  None.

Item 25. Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No.113 filed November 22, 1999.

Item 26.  Business and Other Connections of Investment Advisor.

          (a) Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments family (Delaware Group Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Group Tax-Free Money Fund, Delaware Pooled Trust, Delaware VIP Trust, Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax-Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments Minnesota Municipal Income Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

The following persons serving as directors or officers of the Manager have held the following positions during the past two years. Unless noted, the principal business address of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094.

---------------------------- ------------------------------------------------------------------------------------------
Name and Principal Business  Positions & Offices with Delaware Management Company and its affiliates and other
Address*                     Positions & Offices Held
---------------------------- ---------------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------------------------
Jude T. Driscoll             President/Chief Executive Officer of Delaware Management Company, Delaware Investment
                             Advisers and Delaware Capital Management (each a series of Delaware Management Business
                             Trust)

                             Chairman of each fund in the Delaware Investments Family of Funds

                             Chairman and Director of Delaware International Advisers Ltd.

                             President/Chief Executive Officer and Director/Trustee of Delaware Management Holdings,
                             Inc., DMH Corp, DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware
                             General Management, Inc., Delaware Management Company, Inc., Delaware Distributors, Inc.,
                             Delaware Management Business Trust and Lincoln National Investment Companies, Inc.

                             President of Delaware Lincoln Cash Management (a series of Delaware Management Business
                             Trust)

                             Interim Chief Executive Officer and Director of Delaware International Holdings Ltd.

                             Director of Delaware Service Company, Inc., Retirement Financial Services, Inc., Delaware
                             Distributors, L.P., LNC Administrative Services Corporation and HYPPCO Finance Company
                             Ltd.
---------------------------- ------------------------------------------------------------------------------------------
John C. E. Campbell          Executive Vice President/Global Marketing & Client Services of Delaware Management
                             Company (a series of Delaware Management Business Trust)

                             Executive Vice President/Global Marketing Sales, Client Services & Product of Delaware
                             Investment Advisers (a series of Delaware Management Business Trust)

                             Director of Delaware International Advisers Ltd.
---------------------------- ------------------------------------------------------------------------------------------
Patrick P. Coyne             Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income of
                             Delaware Management Company, Delaware Investment Advisers, Delaware Capital
                             Management (each series of Delaware Management Business Trust), Delaware
                             Management Holdings, Inc., Delaware Management Business Trust and Lincoln
                             National Investment Companies, Inc.

                             Senior Vice President/Deputy Chief Investment Officer - Fixed Income of each fund in the
                             Delaware Investments Family of Funds

                             President of Lincoln National Convertible Securities Fund, Inc. and Lincoln National
                             Income Fund, Inc.
---------------------------- ------------------------------------------------------------------------------------------

---------------------------- ------------------------------------------------------------------------------------------
Name and Principal Business  Positions & Offices with Delaware Management Company and its affiliates and other
Address*                     Positions & Offices Held
---------------------------- ---------------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------------------------
Joseph H. Hastings           Executive Vice President/Interim Chief Financial Officer/Treasurer/Controller of Delaware
                             Management Company, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust), DMH Corp., Delaware Management Holdings,
                             Inc., DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General
                             Management, Inc., Delaware Management Company, Inc., Delaware Management Business Trust
                             and Lincoln National Investment Companies, Inc.

                             Executive Vice President/Chief Financial Officer/Treasurer and Director of Delaware
                             Management Trust Company

                             Executive Vice President/Chief Financial Officer of Retirement Financial Services, Inc.
                             and each fund in the Delaware Investments Family of Funds

                             Executive Vice President/Interim Chief Financial Officer/Controller of Delaware
                             Investment Advisers (a series of Delaware Management Business Trust)

                             Senior Vice President/Treasurer/Corporate Controller of Delaware International Holdings
                             Ltd., Delaware Distributors, L.P. and LNC Administrative Services Corporation

                             Senior Vice President/Treasurer/Controller of Delaware Service Company, Inc., Delaware
                             Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson          Executive Vice President/Chief Operating Officer of Delaware Management Company, Delaware
                             Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH
                             Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General
                             Management, Inc., Delaware Management Company, Inc., Delaware Management Business Trust
                             and Lincoln National Investment Companies, Inc.

                             Senior Vice President/Human Resources of, Delaware Service Company, Inc., Retirement
                             Financial Services, Inc., Delaware Management Trust Company, Delaware Distributors, L.P.,
                             Delaware Distributors, Inc., LNC Administrative Services Corporation and each fund in the
                             Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------

---------------------------- ------------------------------------------------------------------------------------------

Name and Principal Business  Positions & Offices with Delaware Management Company and its affiliates and other
Address*                     Positions & Offices Held
---------------------------- ---------------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------------------------
Richelle S. Maestro          Executive Vice President/General Counsel/Secretary of Delaware Management Company,
                             Delaware Investment Advisers, Delaware Capital Management and Delaware Lincoln Cash
                             Management (each a series of Delaware Management Business Trust)

                             Executive Vice President/General Counsel/Secretary and Director/Trustee of Delaware
                             Management Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments
                             U.S., Delaware General Management, Inc., Delaware Management Company, Inc., and Lincoln
                             National Investment Companies, Inc.

                             Senior Vice President/General Counsel/Secretary and Director/Trustee of Delaware Management
                             Business Trust and Delaware Distributors, L.P.

                             Senior Vice President/General Counsel/Secretary and Director of Delaware Distributors,
                             Inc.

                             Senior Vice President/General Counsel/Secretary of Delaware Service Company, Inc.,
                             Delaware Management Trust Company, Retirement Financial Services, Inc., and each fund in the Delaware Investments Family of Funds

                             Senior Vice President/Deputy General Counsel/Assistant Secretary of Delaware
                             International Holdings Ltd.

                             Senior Vice President/Interim General Counsel/Secretary of LNC Administrative Services
                             Corporation

                             Vice President/Assistant Secretary of Delaware Offshore Funds Ltd.

                             Vice President/General Counsel of Lincoln National Convertible Securities Fund, Inc. and
                             Lincoln National Income Fund, Inc.

                             General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane, Philadelphia, PA.
-------------------------------------- ---------------------------------------------------------------------------------
See Yeng Quek                Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income of
                             Delaware Management Company, Delaware Investment Advisers and Delaware Lincoln Cash
                             Management (each a series of Delaware Management Business Trust)


                             Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income and
                             Director/Trustee of Delaware Management Holdings, Inc., Delaware Management Business
                             Trust and Lincoln National Investment Companies, Inc.

                             Director/Trustee of DHM Corp., DIAL Holding Company, Inc., Delaware Investments U.S.,
                             Inc., Delaware Management Company, Inc., Delaware Service Company, Inc. and Retirement
                             Financial Services, Inc.
-------------------------------------- ---------------------------------------------------------------------------------
Gerald S. Frey               Managing Director/Chief Investment Officer - Growth Investing of Delaware Management
                             Company, Delaware Investment Advisers, Delaware Capital Management (each a series of
                             Delaware Management Business Trust), Delaware Management Holdings, Inc., Delaware
                             Management Business Trust, Lincoln National Investments Companies, Inc. and each fund in the Delaware Investments Family of Funds
------------------------- -------------------------------------------------------------------------------------------
Douglas L. Anderson          Senior Vice President/Operations of Delaware Management Company (a series of Delaware
                             Management Business Trust), Delaware Service Company, Inc., Delaware Distributors, Inc.,
                             Retirement Financial Services, Inc. and Delaware Distributors, L.P
                             Senior Vice President/Operations and Director of Delaware  Management Trust Company
-------------------------    -------------------------------------------------------------------------------------------
Robert L. Arnold             Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                             Investment Advisers and Delaware Capital Management (each a series of Delaware Management
                             Business Trust) and each fund in the Delaware Investments Family of Funds
-------------------------    -------------------------------------------------------------------------------------------

---------------------------- ------------------------------------------------------------------------------------------
Name and Principal Business  Positions & Offices with Delaware Management Company and its affiliates and other
Address*                     Positions & Offices Held
---------------------------- ---------------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------------------------
Marshall T. Bassett          Senior Vice President/Portfolio Manager of Delaware Management Company and Delaware
                             Investment Advisers (each a series of Delaware Management Business Trust)

                             Senior Vice President/Senior Portfolio Manager of each fund in the Delaware Investments
                             Family of Funds
-------------------------    -------------------------------------------------------------------------------------------
Christopher S. Beck          Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                             Investment Advisers, Delaware Capital Management (each a series of Delaware Management
                             Business Trust) and each fund in the Delaware Investments Family of Funds
-------------------------    -------------------------------------------------------------------------------------------
Michael P. Bishof            Senior Vice President/Investment Accounting of Delaware Management Company, Delaware
                             Capital Management (each a series of Delaware Management Business Trust), Delaware
                             Service Company, Inc. and Delaware Distributors, L.P.

                             Senior Vice President/Treasurer/Investment Accounting of Delaware Investment Advisers (a
                             series of Delaware Management Business Trust)

                             Senior Vice President/Manager of Investment Accounting of Delaware International Advisers
                             Ltd.

                             Senior Vice President/Treasurer of each fund in the Delaware Investments Family of Funds

                             Chief Financial Officer of Lincoln National Convertible Securities Fund, Inc. and Lincoln
                             National Income Fund, Inc.
-------------------------    -------------------------------------------------------------------------------------------
Lisa O. Brinkley             Senior Vice President/Compliance Director of Delaware Management Company, Delaware
                             Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH
                             Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General
                             Management, Inc., Delaware Management Company, Inc., Delaware Service Company, Inc.,
                             Delaware Distributors, Inc. Retirement Financial Services, Inc., Delaware Management
                             Business Trust, Delaware Distributors, L.P., Lincoln National Investment Companies, Inc.,
                             LNC Administrative Services Corporation and each fund in the Delaware Investments Family of Funds

                             Senior Vice President/Compliance Director/Assistant Secretary of Delaware Management
                             Trust Company
-------------------------    -------------------------------------------------------------------------------------------
Ryan K. Brist                Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                             Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                             Vice President of Lincoln National Income Fund, Inc.

-------------------------    -----------------------------------------------------------------------------------------
Timothy G. Connors           Senior Vice President/Chief Investment Officer - Value Investing of Delaware Management
                             Company, Delaware Investment Advisers (each a series of Delaware Management Business
                             Trust), Delaware Management Holdings, Inc., Delaware Management Business Trust, Lincoln
                             National Investment Companies, Inc. and each fund in the Delaware Investments Family of
                             Funds
------------------------------------------------------------------------------------------------------------------------
Nancy M. Crouse              Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                             Investment Advisers (each a series of Delaware Management Business Trust)  and each fund in the Delaware Investment Family of Funds
------------------------------------------------------------------------------------------------------------------------
George E. Deming             Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                             Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                             Director of Delaware International Advisers Ltd.
------------------------------------------------------------------------------------------------------------------------
Robert J. DiBraccio          Senior Vice President/Head of Equity Trading of Delaware Management Company, Delaware
                             Investment Advisers and Delaware Capital Management (each a series of Delaware Management
                             Business Trust)
------------------------------------------------------------------------------------------------------------------------
J.Paul Dokas                 Senior Vice President/Director of Research - Quantitative of Delaware Management
                             Company, Delaware Investment Advisers (each a series of Delaware
                             Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------

---------------------------- ------------------------------------------------------------------------------------------
Name and Principal Business  Positions & Offices with Delaware Management Company and its affiliates and other
Address*                     Positions & Offices Held
---------------------------- ---------------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------------------------
John B. Fields               Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                             Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                             Trustee of Delaware Management Business Trust
------------------------------------------------------------------------------------------------------------------------
John A. Heffern              Senior Vice President/Portfolio Manager of Delaware Management Company and Delaware
                             Investment Advisers (each a series of Delaware Management Business Trust)

                             Senior Vice President/Senior Portfolio Manager of each fund in the Delaware Investments
                             Family of Funds
------------------------------------------------------------------------------------------------------------------------
Carolyn McIntyre(1)          Senior Vice President/Human Resources of Delaware Management Company, Delaware Investment
                             Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of
                             Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL
                             Holding Company, Inc., Delaware General Management, Inc., Delaware Management Business
                             Trust and Lincoln National Investment Companies, Inc.
------------------------------------------------------------------------------------------------------------------------
Susan L. Natalini            Senior Vice President/Global Marketing & Client Services of Delaware Management Company
                             and Delaware Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------
Francis X. Morris            Senior Vice President/Portfolio Manager of Delaware Management Company (a series of
                             Delaware Management Business Trust)

                             Senior Vice President/Senior Portfolio Manager of Delaware Investment Advisers (a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                             Vice President/Senior Portfolio Manager of Delaware General Management, Inc.

                             Vice President/Senior Equity Analyst of Delaware Capital Management (a series of Delaware
                             Management Business Trust)
------------------------------------------------------------------------------------------------------------------------
John J. O'Connor             Senior Vice President/Investment Accounting of Delaware Management Company (a series of
                             Delaware Management Business Trust) and Delaware Service Company, Inc.

                             Senior Vice President/Investment Accounting/Assistant Treasurer of Delaware Investment
                             Advisers (a series of Delaware Management Business Trust)

                             Senior Vice President/Assistant Treasurer of each fund in the Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Philip R Perkins(2)          Senior Vice President/Senior Portfolio Manager of Delaware Management Company and
                             Delaware Investment Adviser (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------
Timothy L. Rabe              Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                             Investment Advisers (each a series of Delaware Management Business Trust)  and each fund in the Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Paul M. Ross                 Senior Vice President/Global Marketing & Client Services of Delaware Management Company
                             and Delaware Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------
James L. Shields             Senior Vice President/Chief Information Officer of Delaware Management Company, Delaware
                             Investment Advisers, Delaware Capital Management (each a series of Delaware Management
                             Business Trust), Delaware Service Company, Inc., Retirement Financial Services, Inc. and
                             Delaware Distributors, L.P.
------------------------------------------------------------------------------------------------------------------------
David Starer(3)              Senior Vice President/Portfolio Manager/Senior Equity Analyst of Delaware Management
                             Company, Delaware Investment Advisers (each a series of Delaware Management Business
                             Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Ward W. Tatge                Senior Vice President/Director of Fixed Income Research of Delaware Management Company,
                             Delaware Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Gary T. Abrams               Vice President/Equity Trader of Delaware Management Company and Delaware Investment
                             Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------

---------------------------- ------------------------------------------------------------------------------------------
Name and Principal Business  Positions & Offices with Delaware Management Company and its affiliates and other
Address*                     Positions & Offices Held
---------------------------- ---------------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------------------------
Christopher S. Adams         Vice President/Portfolio Manager/Senior Equity Analyst of Delaware Management Company (a
                             series of Delaware Management Business Trust) and each fund in the Delaware Investments
                             Family of Funds

                             Vice President/Senior Equity Analyst I of Delaware Investment Advisers (a series of
                             Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------
Damon J. Andres              Vice President/Senior Fixed Income Portfolio Manager I of Delaware Management Company (a
                             series of Delaware Management Business Trust)

                             Vice President/Senior Portfolio Manager of each fund in the Delaware Investments Family of Funds

                             Vice President/Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                             Management Business Trust)

                             Vice President of Lincoln National Convertible Securities Fund, Inc.
------------------------------------------------------------------------------------------------------------------------
Joseph Baxter                Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                             Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Richard E. Biester           Vice President/Equity Trader of Delaware Management Company and Delaware Investment
                             Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------
Vincent A. Brancaccio        Vice President/Senior Equity Trader of Delaware Management Company and Delaware
                             Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------
Michael P. Buckley           Vice President/Portfolio Manager/Director of Municipal Research of Delaware Management
                             Company and Delaware Investment Advisers (each a series of Delaware Management Business
                             Trust)

                             Vice President/Portfolio Manager/Senior
                             Municipal Bond Analyst of each fund in
                             the Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
MaryEllen M. Carrozza        Vice President/Client Services of Delaware Management Company, Delaware Investment
                             Advisers (each a series of Delaware Management Business Trust), Delaware General
                             Management, Inc. and each fund in the Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Stephen R. Cianci            Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                             Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                             Vice President/Portfolio Manager of Delaware Capital Management (a series of Delaware
                             Management Business Trust)
------------------------------------------------------------------------------------------------------------------------
M.L. Conery                  Vice President/Senior Portfolio Manager of Delaware Management Company,
                             Delaware Investment Advisers (each a series of Delaware Management Business
                             Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
David F. Connor              Vice President/Deputy General Counsel/Assistant Secretary of Delaware Management Company,
                             Delaware Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash
                             Management (each a series of Delaware Management Business Trust), Delaware Management
                             Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc.,
                             Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors,
                             Inc. Retirement Financial Services, Inc., Delaware Management Trust Company, Delaware
                             Management Business Trust, Delaware Distributors, L.P., Lincoln National Investment
                             Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware
                             Investments Family of Funds

                             Secretary of Lincoln National Convertible Securities Fund, Inc. and Lincoln National
                             Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------
Scott E. Decatur(4)          Vice President/Senior Equity Analyst of Delaware Management Company, Delaware Investment
                             Advisers (each a series of Delaware Management Business Trust) and each fund in the
                             Delaware Investment Family of Funds
-----------------------------------------------------------------------------------------------------------------------



---------------------------- ------------------------------------------------------------------------------------------
Name and Principal Business  Positions & Offices with Delaware Management Company and its affiliates and other
Address*                     Positions & Offices Held
---------------------------- ---------------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------------------------
Joseph F. DeMichele          Vice President/High Grade Trading of Delaware Management Company (a series of Delaware
                             Management Business Trust)

                             Vice President/Senior High Grade Trading of Delaware Investment Advisers (a series of
                             Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------
Joel A. Ettinger             Vice President/Taxation of Delaware Management Company, Delaware Investment Advisers,
                             Delaware Capital Management, Delaware Lincoln Cash Management (each a series of Delaware
                             Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL Holding
                             Company, Inc., Delaware General Management, Inc., Delaware Management Company, Inc.,
                             Delaware Service Company, Inc., Delaware Distributors, Inc. Retirement Financial
                             Services, Inc., Delaware Management Business Trust, Delaware Distributors, L.P., Lincoln
                             National Investment Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Phoebe W. Figland            Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                             Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware
                             Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Joseph Fiorilla              Vice President/Trading Operations of Delaware Management Company and Delaware Investment
                             Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------
Charles E. Fish              Vice President/Senior Equity Trader of Delaware Management Company and Delaware
                             Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------
Clifford M. Fisher(5)        Vice President/Senior Bond Trader of Delaware Management Company and Delaware Investment
                             Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------
Denise A. Franchetti         Vice President/Portfolio Manager/Municipal Bond Credit Analyst of Delaware Management
                             Company, Delaware Investment Advisers (each a series of Delaware Management Business
                             Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Brian Funk                   Vice President/High Yield Analyst of Delaware Management Company, Delaware Investment
                             Advisers (each a series of Delaware Management Business Trust) and each fund in the
                             Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
James A. Furgele             Vice President/Investment Accounting of Delaware Management Company, Delaware Investment
                             Advisers (each a series of Delaware Management Business Trust), Delaware Service Company,
                             Inc. and each fund in the Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Brent C. Garrells            Vice President/ High Yield Analyst of Delaware Management Company, Delaware Investment
                             Advisers (each a series of Delaware Management Business Trust) and each fund in the
                             Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Daniel V. Geatens            Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                             Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware
                             Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Stuart M. George             Vice President/Equity Trader of Delaware Management Company and Delaware Investment
                             Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------
Robert E. Ginsberg           Vice President/Portfolio Manager/Senior Equity Analyst of Delaware Management Company (a
                             series of Delaware Management Business Trust) and each fund in the Delaware Investments
                             Family of Funds

                             Vice President/Portfolio Manager/Senior Equity Analyst of Delaware Investment Advisers (a
                             series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------
Barry Gladstein              Vice President/Portfolio Analyst of Delaware Management Company and Delaware Investment
                             Advisers (a series of Delaware Management Business Trust)

                             Vice President/Equity Analyst of Delaware Capital Management (a series of Delaware
                             Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Paul Grillo                  Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                             Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                             Vice President/Portfolio Manager of Delaware Capital Management (a series of Delaware
                             Management Business Trust)
------------------------------------------------------------------------------------------------------------------------



---------------------------- ------------------------------------------------------------------------------------------
Name and Principal Business  Positions & Offices with Delaware Management Company and its affiliates and other
Address*                     Positions & Offices Held
---------------------------- ---------------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------------------------

Brian T. Hannon              Vice President/Equity Analyst of Delaware Management Company, Delaware Investment
                             Advisers (each a series of Delaware Management Business Trust) and each fund in the
                             Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Jonathan Hatcher(6)          Vice President/Senior High Yield Trader of Delaware Management Company (a series of
                             Delaware Management Business Trust)

                             Vice President/Senior High Yield Analysis of Delaware Investment Advisers (a series of
                             Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------
Jeffrey W. Hynoski           Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                             Advisers (each a series of Delaware Management Business Trust) and each fund in the
                             Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Cynthia Isom                 Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                             Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Kenneth R. Jackson           Vice President/Equity Analyst of Delaware Management Company, Delaware Investment
                             Advisers (each a series of Delaware Management Business Trust) and each fund in the
                             Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Steven T. Lampe              Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                             Advisers, Delaware Capital Management (each a series of Delaware Management Business
                             Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Kevin S. Lee                 Vice President/Assistant Controller of Delaware Management Company, Delaware Investment
                             Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of
                             Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL
                             Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General Management,
                             Inc., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware
                             Distributors, Inc. Retirement Financial Services, Inc., Delaware Management Trust
                             Company, Delaware Management Business Trust, Delaware Distributors, L.P., Lincoln
                             National Investment Companies, Inc., LNC Administrative Services Corporation and LNC
                             Administrative Services Corporation
------------------------------------------------------------------------------------------------------------------------
SooHee Lee-Lim               Vice President/Client Services of Delaware Management Company and Delaware Investment
                             Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------
Andrew M. McCullagh, Jr.     Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                             Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Michael S. Morris            Vice President/Portfolio Manager of Delaware Management Company and Delaware Investment
                             Advisers (each a series of Delaware Management Business Trust)

                             Vice President/Senior Equity Analyst of each fund in the Delaware Investments Family of
                             Funds
------------------------------------------------------------------------------------------------------------------------
John R. Murray               Vice President/Senior Equity Analyst of Delaware Management Company (a series of Delaware
                             Management Business Trust)
------------------------------------------------------------------------------------------------------------------------
Brian L. Murray. Jr.(7)      Vice President/Associate General Counsel/Assistant Secretary of Delaware Management
                             Company, Delaware Investment Advisers, Delaware Capital Management (each a series of
                             Delaware Management Business Trust), Delaware Service Company, Inc., Delaware
                             Distributors, Inc., Retirement Financial Services, Inc., Delaware Management Business
                             Trust, Delaware Distributors, L.P., and each fund in the Delaware Investments Family of
                             Funds
------------------------------------------------------------------------------------------------------------------------
David P. O'Connor            Vice President/Associate General Counsel/Assistant Secretary of Delaware Management
                             Company, Delaware Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash
                             Management (each a series of Delaware Management Business Trust), Delaware Management
                             Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc.,
                             Delaware General Management, Inc., Delaware Management Company, Inc., Delaware Service
                             Company, Inc., Delaware Distributors, Inc. Retirement Financial Services, Inc., Delaware
                             Management Business Trust, Delaware Distributors, L.P., Lincoln National Investment
                             Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware
                             Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------



---------------------------- ------------------------------------------------------------------------------------------
Name and Principal Business  Positions & Offices with Delaware Management Company and its affiliates and other
Address*                     Positions & Offices Held
---------------------------- ---------------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------------------------
Philip O. Obazee(8)          Vice President/Derivatives Manager of Delaware Management Company, Delaware Investment
                             Advisers (each a series of Delaware Management Business Trust) and each fund in the
                             Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Donald G. Padilla            Vice President/Equity Analyst II of Delaware Management Company and Delaware Investment
                             Advisers (each a series of Delaware Management Business Trust)

                             Vice President/Equity Analyst of each fund in the Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Richard Salus                Vice President/Deputy Controller of Delaware Management Company, Delaware Investment
                             Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of
                             Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL
                             Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General Management,
                             Inc., Delaware Management Company, Inc., Lincoln National Investment Companies, Inc., LNC
                             Administrative Services Corporation and LNC Administrative Services Corporation

                             Vice President/Assistant Controller of Delaware International Holdings Ltd., Delaware
                             Service Company, Inc., Delaware Distributors, Inc., Retirement Financial Services, Inc.,
                             Delaware Management Trust Company, Delaware Management Business Trust and Delaware
                             Distributors, L.P.
------------------------------------------------------------------------------------------------------------------------
Kevin C. Schildt             Vice President/Senior Municipal Credit Analyst of Delaware Management Company and
                             Delaware Investment Advisers (each a series of Delaware Management Business Trust)

                             Vice President/Senior Research Analyst of each fund in the Delaware Investments Family of
                             Funds
------------------------------------------------------------------------------------------------------------------------
Richard D. Seidel            Vice President/Assistant Controller/Manager - Payroll of Delaware Management Company,
                             Delaware Investment Advisers, Delaware Lincoln Cash Management (each a series of Delaware
                             Management Business Trust), Delaware Investments, U.S., Delaware General Management,
                             Inc., Delaware Management Company, Inc., Delaware Distributors, Inc., Retirement
                             Financial Services, Inc., Delaware Management Business Trust, Lincoln Investment
                             Companies, Inc. and LNC Administrative Services Corporation

                             Vice President/Assistant Treasurer of Delaware Capital Management (a series of Delaware
                             Management Business Trust), Delaware Management Holdings, Inc., DHM Corp., DIAL Holding
                             Company, Inc., Delaware Service Company, Inc. and Delaware Distributors, L.P.
------------------------------------------------------------------------------------------------------------------------
Brenda L. Sprigman           Vice President/Business Manager - Fixed Income of Delaware Management Company and
                             Delaware Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------
Matthew J. Stephens          Vice President/Senior High Grade Analyst of Delaware Management Company, Delaware
                             Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Michael T. Taggart           Vice President/Facilities & Administrative Services of Delaware Management Company,
                             Delaware Investment Advisers (each a series of Delaware Management Business Trust),
                             Delaware Service Company, Inc., Delaware Distributors, Inc. and Delaware Distributors,
                             L.P.
------------------------------------------------------------------------------------------------------------------------
Lori P. Wachs                Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                             Advisers (each a series of Delaware Management Business Trust) and each fund in the
                             Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Laura Wagner                 Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                             Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware
                             Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------
Chris Welker                 Vice President/Senior High Grade Trader of Delaware Management Company and Delaware
                             Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------
James J. Wright              Vice President/Senior Equity Analyst of Delaware Management Company, Delaware Investment
                             Advisers (each a series of Delaware Management Business Trust) and each fund in the
                             Delaware Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------


---------------------------- -------------------------------------------------------------------------------------------
Name and Principal Business  Positions & Offices with Delaware Management Company and its affiliates and other
Address*                     Positions & Offices Held
---------------------------- ---------------------------------------------------------------------------------
---------------------------- -------------------------------------------------------------------------------------------
Erik E. Zipf                 Vice President/Equity Analyst II of Delaware Management Company and Delaware Investment
                             Advisers (each a series of Delaware Management Business Trust)

                             Vice President/Equity Analyst of each fund in the Delaware Investments Family of Funds

------------------------------------------------------------------------------------------------------------------------
(1) HEAD OF HUMAN RESOURCES, Lincoln Life, 2001-2003.
(2) MANAGING DIRECTOR/GLOBAL MARKETS, Deutsche Bank, 1998-2003.
(3) SENIOR QUANTITATIVE ANALYST, Jacobs Levy Equity Management, 1996-2001.
(4) QUANTITATIVE INVESTMENT PROFESSIONAL, Grantham, Mayo, VanOtterloo & Co., 1997-2002.
(5) VICE PRESIDENT/MUNICIPAL BOND, Advest, Inc., 1999-2002.
(6) SENIOR RESEARCH ANALYST, Strong Capital Management, 2000-2002.
(7) ASSOCIATE CORPORATE COUNSEL, Franklin Templeton Investments, 1998-2002.
(8) VICE PRESIDENT/QUANTITATIVE RESEARCH GROUP, First Union Capital Markets Corporation, 1998-2001.
------------------------------------------------------------------------------------------------------------------------

Item 27.  Principal Underwriters.

          (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds.

          (b)(1) Information with respect to each officer or partner of the principal underwriter and the Registrant is provided below. Unless noted, the principal business address of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103-7094.

------------------------------------ ------------------------------------------- ---------------------------------------
Name and Principal Business Address  Positions & Offices with Underwriter        Positions & Offices with Registrant
-----------------------------------  ------------------------------------        -----------------------------------
------------------------------------ ------------------------------------------- ---------------------------------------
Delaware Distributors, Inc.          General Partner                             None
------------------------------------ ------------------------------------------- ---------------------------------------
Delaware Capital Management          Limited Partner                             None
------------------------------------ ------------------------------------------- ---------------------------------------
Delaware Investment Advisers         Limited Partner                             None
------------------------------------ ------------------------------------------- ---------------------------------------
Jude T. Driscoll                     President/Chief Executive Officer           Chairman
------------------------------------ ------------------------------------------- ---------------------------------------
Joseph H. Hastings                   Executive Vice President                    Executive Vice President/Chief
                                                                                 Financial Officer
------------------------------------ ------------------------------------------- ---------------------------------------
Joanne O. Hutcheson                  Executive Vice President                    Senior Vice President/Human Resources
------------------------------------ ------------------------------------------- ---------------------------------------
Richelle S. Maestro                  Executive Vice President/General Counsel/   Senior Vice President/General Counsel/
                                     Secretary                                   Secretary
------------------------------------ ------------------------------------------- ---------------------------------------
Diane M. Anderson                    Senior Vice President/Retirement            None
                                     Operations
------------------------------------ ------------------------------------------- ---------------------------------------
Douglas L. Anderson                  Senior Vice President/Operations            None
------------------------------------ ------------------------------------------- ---------------------------------------
Michael P. Bishof                    Senior Vice President/Investment            Senior Vice President/Treasurer
                                     Accounting
------------------------------------ ------------------------------------------- ---------------------------------------
Lisa O. Brinkley                     Senior Vice President/Compliance Director   Senior Vice President/Compliance
                                                                                 Director
------------------------------------ ------------------------------------------- ---------------------------------------
Kevin J. Lucey                       Senior Vice President/Chief of Sales,       None
                                     Client Services & Marketing
------------------------------------ ------------------------------------------- ---------------------------------------
Thomas M McConnell                   Senior Vice President/Senior 529 Plans      None
                                     Product Manager
------------------------------------ ------------------------------------------- ---------------------------------------
Carolyn McIntyre                     Senior Vice President/Human Resources       Nine
------------------------------------ ------------------------------------------- ---------------------------------------
John M. Ring                         Senior Vice President/Defined               None
                                     Contribution Sales Director
------------------------------------ ------------------------------------------- ---------------------------------------
James L. Shields                     Senior Vice President/Chief Information     None
                                     Officer
------------------------------------ ------------------------------------------- ---------------------------------------
Daniel H. Carlson                    Vice President/Marketing Services           None
------------------------------------ ------------------------------------------- ---------------------------------------
Elisa C. Colkitt                     Vice President/Broker Dealer Operations &   None
                                     Service Support
------------------------------------ ------------------------------------------- ---------------------------------------

------------------------------------ -------------------------------------------  ---------------------------------------
Name and Principal Business          Positions & Offices with Underwriter         Positions & Offices with Registrant
---------------------------          ------------------------------------         -----------------------------------
------------------------------------ -------------------------------------------  ---------------------------------------
David F. Connor                      Vice President/Deputy General                Vice President/Deputy General
                                     Counsel/Assistant Secretary                  Counsel/Assistant Secretary
------------------------------------ -------------------------------------------- --------------------------------------
Joel A. Ettinger                     Vice President/Taxation                      Vice President/Taxation
------------------------------------ -------------------------------------------- --------------------------------------
Susan T. Friestedt                   Vice President/Retirement Services           None
------------------------------------ ------------------------------------------- ---------------------------------------
Edward M. Grant                      Vice President/Defined Contribution Sales    None
                                     Manager
------------------------------------ -------------------------------------------- --------------------------------------
Jeffrey M. Kellogg                   Vice President/Senior Product                None
                                     Manager/Communications Manager
------------------------------------ -------------------------------------------- --------------------------------------
Kevin S. Lee                         Vice President/Assistant Controller          None
------------------------------------ -------------------------------------------- --------------------------------------
Patricia McWilliams                  Vice President/Client Services               None
------------------------------------ -------------------------------------------- --------------------------------------
David P. O'Connor                    Vice President/Associate General             Vice President/Associate General
                                     Counsel/Assistant Secretary                  Counsel/Assistant Secretary
------------------------------------ -------------------------------------------- --------------------------------------
Brian L. Murray, Jr.                 Vice President/Associate General             Vice President/Associate General
                                     Counsel/Assistant Secretary                  Counsel/Assistant Secretary
------------------------------------ -------------------------------------------- --------------------------------------
Robinder Pal                         Vice President/Senior Retail                 None
                                     e-Business/Production Services Manager
------------------------------------ -------------------------------------------- --------------------------------------
Richard  Salus                       Vice President/Assistant Controller          None
------------------------------------ -------------------------------------------- --------------------------------------
Richard D. Seidel                    Vice President/Assistant Controller          None
------------------------------------ -------------------------------------------- --------------------------------------
Michael T. Taggart                   Vice President/Facilities &                  None
                                     Administrative Services
------------------------------------ -------------------------------------------- --------------------------------------
Joseph T. Van Thuyne                 Vice President/Human Resources Generalist    None
------------------------------------ -------------------------------------------- --------------------------------------

                  (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments Family of Funds.

                  (b)(2) Information with respect to each officer or partner of LFD and the Registrant is provided below. Unless noted, the principal business address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

------------------------------------ ------------------------------------------- ---------------------------------------
Name and Principal Business Address  Positions & Offices with LFD                Positions & Offices with Registrant
----------------------------------   ----------------------------                -----------------------------------
------------------------------------ ------------------------------------------- ---------------------------------------
Westley V. Thompson                  President/Chief Executive Officer and       None
                                     Director
------------------------------------ ------------------------------------------- ---------------------------------------
David M. Kittredge                   Senior Vice President/Chief Operating       None
                                     Officer and Director
------------------------------------ ------------------------------------------- ---------------------------------------
Margaret Skinner                     Senior Vice President                       None
------------------------------------ ------------------------------------------- ---------------------------------------
Frederick J. Crawford(1)             Vice President/Treasurer                    None
------------------------------------ ------------------------------------------- ---------------------------------------
Patrick Caufield(2)                  Vice President/Chief Compliance Officer     None
------------------------------------ ------------------------------------------- ---------------------------------------
Keith J. Ryan(3)                     Financial Officer                           None
------------------------------------ ------------------------------------------- ---------------------------------------
Cynthia A. Rose(3)                   Secretary                                   None
------------------------------------ ------------------------------------------- ---------------------------------------

--------------------------------------------------------------------------------
(1) 1500 Market Street, Philadelphia, PA 19103.
(2) 350 Church Street, Hartford, CT 06103
(3) 1300 Clinton Street, Fort Wayne, IN 46802

--------------------------------------------------------------------------------

          (c)     Not Applicable.

Item 28. Location of Accounts and Records. All accounts and records are maintained in Philadelphia at
          2005 Market Street, Philadelphia, PA 19103-7094.

Item 29.  Management Services.  None.

Item 30.  Undertakings.  Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 20th day of February, 2004.

                                                  DELAWARE GROUP EQUITY FUNDS II

                                                  By:      Jude T. Driscoll
                                                           ----------------
                                                           Jude T. Driscoll
                                                              Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature                                      Title                                             Date
---------------------------------------------- ---------------------------------------     ------------------

Jude T. Driscoll                    Chairman (Principal Executive Officer) and Trustee     February 20, 2004
----------------------------
Jude T. Driscoll

_____________________________*      Trustee                                                February 20, 2004
Walter P. Babich

_____________________________*      Trustee                                                February 20, 2004
John H. Durham

_____________________________*      Trustee                                                February 20, 2004
John A. Fry

_____________________________*      Trustee                                                February 20, 2004
Anthony D. Knerr

_____________________________*      Trustee                                                February 20, 2004
Ann R. Leven

_____________________________*      Trustee                                                February 20, 2004
Thomas F. Madison

_____________________________*      Trustee                                                February 20, 2004
Janet L. Yeomans

Joseph H. Hastings                  Executive Vice President/Chief Financial Officer       February 20, 2004
-----------------------------
Joseph H. Hastings                  (Principal Accounting Officer)

                                    *By:    Jude T. Driscoll
                                         --------------------------
                                            Jude T. Driscoll
                                         as Attorney-in-Fact for
                                      each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549






                                    Exhibits
                                       to
                                    Form N-1A






             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS

Exhibit No.       Exhibit
-----------       -------

EX-99.J           Consent of Auditor

EX-99.P1          Codes of Ethics for the Delaware Investments Family of Funds

EX-99.P2 Codes of Ethics for Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Distributors, L.P.